Filed with the Securities and Exchange Commission on March 28, 2016

Securities Act Registration No. 333-169806

Investment Company Act Registration No. 811-22483

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 24 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 25 ☒

(Check appropriate box or boxes.)

Copeland Trust

(Exact Name of Registrant as Specified in Charter)

Eight Tower Bridge, 161 Washington Street, Suite 1325

Conshohocken, PA 19428

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (484) 351-3700

Corporate Filing Solutions LLC

1400 Peoples Plaza STE 104

Newark, Delaware 19702

(Name and Address of Agent for Service)

With copy to:

Michael P. Malloy, Esq.

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Approximate date of proposed public offering:  It is proposed that this filing will become effective:

◻ Immediately upon filing pursuant to paragraph (b)

x On March 31, 2016 pursuant to paragraph (b)

◻ 60 days after filing pursuant to paragraph (a)(1)

◻ On (date) pursuant to paragraph (a)(1)

◻ 75 days after filing pursuant to paragraph (a)(2)

◻ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

◻ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Copeland Risk Managed Dividend Growth Fund

PROSPECTUS

March 31, 2016

Class A Shares: CDGRX

Class C shares: CDCRX

Class I shares: CDIVX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
MANAGEMENT OF THE FUND	4
Investment Adviser	4
Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objectives	4
Principal Investment Strategies	4
Principal Investment Risks	5
Temporary Investments	7
Portfolio Holdings Disclosure	7
MANAGEMENT	7
Investment Adviser	7
Portfolio Managers	8
HOW SHARES ARE PRICED	8
HOW TO PURCHASE SHARES	9
HOW TO REDEEM SHARES	12
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	14
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	15
DISTRIBUTION OF SHARES	17
Distributor	17
Distribution Fees	17
Shareholder Service Fees	17
Additional Compensation to Financial Intermediaries	17
Householding	17
FINANCIAL HIGHLIGHTS	18
PRIVACY NOTICE	21

FUND SUMMARY

Investment Objectives: The Fund seeks long-term capital appreciation and income while preserving capital in declining markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 9 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” on page 55 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.23%	0.24%	0.24%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.49%	2.25%	1.25%
Fee Waiver and/or Expense Reimbursement(3)	(0.03)%	(0.04)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	2.21%	1.25%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund's adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45% of the daily average net asset value of Class A shares, 2.20% of the daily average net asset value of Class C shares and 1.30% of the daily average net asset value of Class I shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$815	$1,016	$1,339	$2,250
Class C	$224	$699	$1,201	$2,582
Class I	$127	$397	$686	$1,511

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended November 30, 2015, the Fund's portfolio turnover rate was 142% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate by the adviser's quantitative model. The Fund is primarily composed of common stocks, master limited partnership units ("MLPs") and real estate investment trusts ("REITs") of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years and cash equivalents. The Fund will limit its investment in MLPs to no more than 25% of its net assets.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or cash and cash equivalents, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund in general invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

The adviser sells securities when they no longer meet its fundamental dividend growth criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund's investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
  Management Risk: The adviser's dependence on its dividend growth and sector rotation strategies and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  MLP Risk: Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs.
  REIT Risk: A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.
  Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
  Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
2

  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the last five calendar years since inception. Returns for Class C shares and Class I shares, which are not presented in the bar chart, will vary from the return for the Class A shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class A Annual Total Return For Year Ended December 31

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter:	3/31/2013	11.58%
Worst Quarter:	9/30/2011	(6.93)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

Class A Shares(1)	One Year	Five Years	Since Inception of the Class (2)
Return before taxes	(12.90)%	7.29%	7.06%
Return after taxes on distributions	(15.21)%	6.25%	6.02%
Return after taxes on distributions and sale of Fund shares	(5.48)%	5.68%	5.49%
Class C Shares
Return before taxes	(8.20)%	N/A	9.04%
Class I Shares
Return before taxes	(7.40)%	N/A	8.01%
S&P 500® Index(3)	1.38%	12.57%	12.54%
(1)	Performance reflects the deduction of the maximum sales charge of 5.75%.
(2)	The inception date of the Fund’s Class A shares is December 28, 2010. The inception date of the Fund’s Class C shares is January 5, 2012. The inception date of the Fund’s Class I shares is March 1, 2013.
(3)	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they
3

do not reflect any fees or expenses. An investor cannot invest directly in an index. The performance shown for the S&P 500 Index Since Inception utilizes the inception date of each share class, as shown in note (2) above.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

MANAGEMENT OF THE FUND

Investment Adviser: Copeland Capital Management, LLC.

Portfolio Managers: Eric C. Brown, Chief Executive Officer of the adviser, and Mark Giovanniello, Chief Investment Officer of the adviser have served the Fund as its portfolio managers since it commenced operations in 2010. Both Mr. Brown and Mr. Giovanniello are jointly and primarily responsible for managing the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Use of the Fund's Automatic Investment Plan can lower these requirements. The Fund or its adviser may waive any investment minimum:

	Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$1,000	$250	$500	$50
C	$1,000	$250	$500	$50
I	$250,000	$50,000	$500	$50

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-exempt or tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable as ordinary income upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund seeks long-term capital appreciation and income in normal market environments, and capital preservation when the adviser's sector signals forecast a high probability of an equity market decline. The Fund's investment objectives and its 80% dividend growth security policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate in value by the adviser's quantitative model. The Fund is primarily composed of common stocks, master limited partnership units ("MLPs") and real estate investment trusts ("REITs") of U.S. companies or entities that have raised their dividends for a minimum of five consecutive years, and cash equivalents. The Fund will

4

limit its investment in MLPs to no more than 25% of its net assets. The Fund's investment approach entails a two-step investment process comprising the adviser's "sector selection" and "stock selection" strategies as outlined below.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and cash and cash equivalents, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund invests in companies with a market capitalization of at least $250 million, upon purchase. All portfolio securities must be traded on a U.S. stock exchange.

Sector Selection Strategy

The adviser's investment process begins with sector selection. The adviser identifies all stocks as members of the following sectors: Technology, Health Care, Financials, Consumer Discretionary, Consumer Staples, Energy, Industrials, Materials, and Utilities (with Telecommunication stocks grouped into the Utilities sector).

The adviser utilizes a quantitative model that analyzes price trends and volatility changes at the sector level to determine whether a sector is expected to appreciate or depreciate in value. Sectors that are predicted to depreciate are excluded from the portfolio. All sectors that are forecasted to appreciate are weighted according to the relative market value of that sector to the available universe of dividend growth stocks. These weights may then fluctuate with the market until a sector signal change causes a rebalancing, which occurs monthly if necessary. When three or fewer sectors have positive signals, the adviser begins to invest in cash and cash equivalents. In times of extreme market weakness, when quantitative signals are negative for all sectors, the Fund may be invested 100% in cash and cash equivalents for temporary defensive purposes.

Stock Selection Strategy

Within each sector, the adviser's proprietary stock selection model ranks all "dividend growers" (U.S. traded stocks, MLPs and REITs that have raised their dividend for a minimum of five consecutive years) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company's dividend. These factors include an assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratio thresholds.

The adviser selects specific stocks amongst the top-ranked companies within each sector. Only those securities which are members of buy-rated sectors, based on the quantitative sector level signals described above, are included in the portfolio. If there are not enough dividend growth securities within a sector that pass the adviser's criteria, securities with fewer than five years of dividend growth may be purchased in order to maintain targeted sector weightings. These securities would be dividend paying stocks with a track record of dividend growth that are also expected by the adviser to deliver dividend growth in the future.

The adviser sells securities when they no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund's investment objectives.

Principal Investment Risks:

  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the adviser's stock selection using its dividend grower and sector strategies. The adviser's objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove incorrect and there is no guarantee that the adviser's investment strategies will produce the desired results.
5

  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  MLP Risk: An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following. A decline in commodity prices may lead to a reduction in production or supply of those commodities. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs. MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. The trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.
  REIT Risk: A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.
  Sector Risk. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect
6

performance.

  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder if Fund shares are held in a taxable account.

Temporary Investments: When dictated by the quantitative sector signaling model, the Fund will invest up to 100% of its portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes sector-risk signals that forecast which sectors of the market are likely to decline in value. By avoiding these sectors and increasing the Fund's allocation to cash and cash equivalents, the adviser attempts to limit losses. The cash equivalents include, but are not limited to: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objectives of capital appreciation and income generation will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash equivalent positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website at www.CopelandFunds.com a profile of the Fund which typically includes the Fund’s top ten holdings current as of the quarter end. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month. Such information shall remain available on the website until the Fund files a quarterly portfolio holdings report or shareholder report that includes such period. The Fund may terminate or modify this policy at any time without further notice.

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information, which can be obtained at no charge by calling 1-888-9-COPELAND (1-888-926-7352) and can also be found on the Fund’s website at www.CopelandFunds.com. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-9-COPELAND.

MANAGEMENT

Investment Adviser: Copeland Capital Management, LLC (“Copeland”), located at Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio. The adviser is responsible for selecting the Fund's investments according to the Fund's investment objectives, policies and restrictions. The adviser was formed in July, 2005 to provide investment advisory services, with a focus on dividend paying equity securities, to individual investors and more recently, institutional investors such as the Fund. As of December 31, 2015, the adviser had $1.9 billion in assets under management.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the daily average net asset value of Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. Fee deferral and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the

7

basis for the Board of Trustees' approval of the continuation of the advisory agreement is available in the Fund's annual shareholder report dated November 30, 2015. During the fiscal year ended November 30, 2015, the Fund paid an aggregate of 0.98% of its average net assets in advisory fees to the Adviser (after fee waivers).

Portfolio Managers:

Eric C. Brown

Chief Executive Officer

Mr. Brown, who has served as Chief Executive Officer of the adviser since its formation in July, 2005, is a member of the investment policy committee and the management committee of the adviser. Additionally, Mr. Brown is a partner and has served as portfolio manager for accounts managed using the traditional Copeland Dividend Growth Strategy since December of 2005. Prior to forming Copeland Capital Management, LLC, Mr. Brown was a Senior Portfolio Manager with The Colony Group LLC in Boston, MA. Mr. Brown served as a member of that firm's Investment Policy Committee, responsible for setting overall investment strategy. While at the Colony Group, Mr. Brown helped develop a proprietary quantitative equity screening model for use in constructing client portfolios. Prior to joining The Colony Group, Mr. Brown was a Portfolio Manager with Bingham Legg Advisors in Boston, MA. Mr. Brown previously worked in municipal bond sales and trading at Bear Stearns & Company, Inc. Mr. Brown received his B.A. from Trinity College in Hartford CT. and holds the Chartered Financial Analyst (CFA®) designation. He is a member of the CFA Institute, the Boston Security Analysts Society and the American Mensa Society.

Mark W. Giovanniello

Chief Investment Officer

Mr. Giovanniello is a member of the investment policy committee and the management committee of the adviser. He is also the Chief Investment Officer at Copeland, a partner at the firm and portfolio manager of the Small Cap, Mid Cap and Smid Cap Dividend Growth strategies. Prior to joining Copeland in August 2009, Mr. Giovanniello was a portfolio manager at Rorer Asset Management where he was the lead portfolio manager for the mid cap strategy. Before joining Rorer, Mr. Giovanniello spent six years at The Colony Group, an investment advisor based in Boston, Massachusetts. At The Colony Group he was the lead manager of the firm's mid-cap strategy and the Director of Research. In addition, he covered stocks in health care and industrials sectors, supporting the firm's large-cap, mid-cap and small-cap strategies. Mr. Giovanniello previously was a senior associate at the public accounting firm PricewaterhouseCoopers. He received his B.S. from Boston College and holds the Chartered Financial Analyst (CFA®) designation.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and each portfolio manager's ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, along with other full and partial days as announced/designated by the NYSE. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the pricing committee of the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the

8

fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may, but is not required to, use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. If events materially affecting the value of a security in the Fund's portfolio occur after the close of trading, but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund has implemented a 1% redemption fee as a deterrent to short-term trading. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Fund: Class A shares, Class C shares and Class I shares. The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs. The main differences among each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 17 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares of the Fund represents interest in the same portfolio of investments in the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges and investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price; NAV plus the applicable sales charge and are also subject to 12b-1 distribution fees of 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts. Use of the Fund's Automatic Investment Plan can lower these requirements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund and the adviser each reserve the right to waive sales charges as described below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% on shares redeemed within the first 18 months after their purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

9

You may be able to buy Class A shares without a sales charge when you are:

  Current and retired trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the adviser (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients, including, for example, employee benefits or retirement plans or charitable accounts, and for which such financial intermediary may charge a separate fee.
  Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Right of Accumulation: For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

  an individual;
  an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
  a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC, at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children. If your minor children have an account number you must provide their age(s) in addition to their account number.

Letter of Intent: The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent. You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares: Class C shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% (as described in Fees and Expenses of the Fund) on an annualized basis of the average daily net assets attributed to Class C shares as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over

10

time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares of the Fund is $250 for retirement plan accounts and $1,000 for all other accounts. The minimum subsequent investment in Class C shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts.

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares pay 0.10% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder support and/or administrative services. Over time, fees paid under this shareholder service plan will increase the cost of a Class I shareholder's investment and may cost more than other types of service charges. The minimum initial investment in Class I shares of the Fund is $50,000 for retirement plan accounts and $250,000 for all other accounts. The minimum subsequent investment in Class I shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: The CUSIP number and ticker for Class A shares of the Fund are 21724W209 and CDGRX. The CUSIP number and ticker for Class C shares of the Fund are 21724W100 and CDCRX. The CUSIP number and ticker for Class I shares of the Fund are 21724W605 and CDIVX. You may purchase shares of the Fund by sending a completed application form to the following address:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Purchase requests mailed to the adviser will experience additional delays as the adviser will, once received, forward the original documents via regular mail to Gemini Fund Services.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

11

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 for retirement plan accounts and $500 for all other accounts on specified days of each month into your established Fund account. Please contact the Fund at 1-888-9-COPELAND (1-888-926-7352) for more information about the Fund's Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund's discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "COPELAND RISK MANAGED DIVIDEND GROWTH FUND." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares of the Fund will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 pm (Eastern Time) will be processed on that same day. Requests received after 4:00 pm will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  a check payable to the "COPELAND RISK MANAGED DIVIDEND GROWTH FUND."

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Redemption requests mailed to the adviser will experience additional delays as the adviser will, once received, forward the original documents via regular mail to Gemini Fund Services.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-9-COPELAND (1-888-926-7352). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Retirement accounts are not redeemable by telephone.

12

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV minus the CDSC and/or redemption fee, if any, following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). The Fund will charge a 1% redemption fee on redemptions within 30 days of purchase. See Redemption Fee for additional details.

Good Order: Your redemption request will be processed if it is in "good order."

To be in good order, the following conditions must be satisfied:

•         the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

13

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for regular accounts or $250 for retirement accounts, the Fund may notify you that, unless the account is brought up to at least $1,000 for regular accounts or $250 for retirement accounts within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the low balance minimums above due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund's balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions such as to pay shareholder fees; or
  Other types of redemptions as the adviser or the Fund may determine in special situations and approved by the Fund's or the adviser's Chief Compliance Officer, or designated representative.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and
  Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust’s Chief Compliance Officer (“CCO”) may in his sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions: issue a warning letter; suspend purchases and/or exchanges for 90 days; permanently block future purchases and/or exchanges; and/or close your account and any other accounts you have with the Trust.

14

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may close the account of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Financial intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. If the Trust’s CCO suspects there is market timing activity in the account, the Trust’s CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust’s CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Fund’s efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Fund has entered into with the intermediaries to provide access to account level trading information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. For shares acquired on or after January, 2012, the Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“the IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, but retirement proceeds that are paid out to the participant may be taxable. Individuals, trusts and estates with income above certain thresholds are subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.

The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

15

Distributions of “qualifying dividends” will generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as “buying into a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s' net capital gains (the excess of net long-term capital gains over net short-term capital losses) and, for taxable years of the Fund beginning before January 1, 2015, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund. Since July 1, 2014, however, the Fund has been required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

16

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Class A and Class C shares, pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively. There is no distribution fee charged for Class I shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others, including the adviser, who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Shareholder Service Fees: The Fund has adopted a non-12b-1 Shareholder Service Plan ("Service Plan"), for Class I shares, pursuant to which the Fund pays brokers, financial intermediaries and others an annual fee for shareholder servicing expenses of 0.10% of the Fund's average daily net assets attributable to Class I shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

The fees paid under the Service Plan are for services provided and the expenses borne by entities who service shareholder accounts, including payments to entities who hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders, including the adviser, overhead and telephone expenses, answering shareholder questions, processing transactions and providing such other shareholder services as the Trust may reasonably request.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees, shareholder service fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. Payments may also be made as an additional expense reimbursement by the Fund in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

17

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The tables below reflect information for the Fund’s Class A, Class C and Class I shares. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s November 30, 2015 annual report, which is available upon request.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011*

Net Asset Value, Beginning of Period	$15.31	$14.20	$10.99	$10.18	$10.00

Increase From Operations:
Net investment income (a)	0.08	0.07	0.10	0.14	0.07
Net gain(loss) from securities (both realized and unrealized)	(1.14)	1.47	3.17	0.77	0.15
Total from operations	(1.06)	1.54	3.27	0.91	0.22

Distributions to shareholders from:
Net investment income	(0.03)	(0.07)	(0.04)	(0.10)	(0.04)
Net realized gains	(0.84)	(0.36)	(0.02)	—	—
Total distributions	(0.87)	(0.43)	(0.06)	(0.10)	(0.04)

Redemption fees	0.00 (e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.38	$15.31	$14.20	$10.99	$10.18

Total Return (b)	(7.08)%	11.14%	29.87%	9.01%	2.19	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$190,458	$324,664	$443,822	$293,049	$107,431
Ratio of expenses to average net assets:
before reimbursement	1.48%	1.46%	1.55%	1.57%	2.88	% (c)
net of reimbursement	1.45%	1.45%	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.57%	0.48%	0.81%	1.31%	0.73	% (c)
Portfolio turnover rate	142%	44%	39%	139%	382	% (d)

*	Class A commenced operations on December 28, 2010.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.

18

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 *

Net Asset Value, Beginning of Period	$15.16	$14.10	$10.96	$10.23

Increase From Operations:
Net investment income (loss) (a)	(0.03)	(0.04)	0.01	0.07
Net gain(loss) from securities (both realized and unrealized)	(1.12)	1.47	3.15	0.72
Total from operations	(1.15)	1.43	3.16	0.79

Distributions to shareholders from:
Net investment income	—	(0.01)	0.00 (e)	(0.06)
Net realized gains	(0.84)	(0.36)	(0.02)	—
Total distributions	(0.84)	(0.37)	(0.02)	(0.06)

Redemption fees	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$13.17	$15.16	$14.10	$10.96

Total Return (b)	(7.74)%	10.36%	28.89%	7.77	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$81,851	$89,017	$52,399	$24,459
Ratio of expenses to average net assets:
before reimbursement	2.24%	2.21%	2.30%	2.34	% (c)
net of reimbursement	2.20%	2.20%	2.20%	2.20	% (c)
Ratio of net investment income(loss) to average net assets	(0.21)%	(0.27)%	0.06%	0.70	% (c)
Portfolio turnover rate	142%	44%	39%	139	% (d)

*	Class C commenced operations on January 5, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.
19

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$15.34	$14.22	$11.89

Increase From Operations:
Net investment income (a)	0.11	0.13	0.09
Net gain(loss) from securities (both realized and unrealized)	(1.14)	1.44	2.29
Total from operations	(1.03)	1.57	2.38

Distributions to shareholders from:
Net investment income	(0.09)	(0.09)	(0.03)
Net realized gains	(0.84)	(0.36)	(0.02)
Total distributions	(0.93)	(0.45)	(0.05)

Redemption fees	0.00 (e)	0.00 (e)	0.00

Net Asset Value, End of Period	$13.38	$15.34	$14.22

Total Return (b)	(6.87)%	11.38%	20.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$249,817	$320,981	$6,704
Ratio of expenses to average net assets:
before reimbursement	1.24%	1.24%	1.30	% (c)
net of reimbursement	1.24%	1.24%	1.30	% (c)
Ratio of net investment income to average net assets	0.76%	0.63%	1.06	% (c)
Portfolio turnover rate	142%	44%	39	% (d)

*	Class I commenced operations on March 1, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.
20

PRIVACY notice
FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are
Who is providing this notice?	Copeland Trust
21

What we do
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

22

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

Adviser	Copeland Capital Management, LLC Eight Tower Bridge 161 Washington Street, Suite 1325 Conshohocken, PA 19428	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated March 31, 2016 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-9-COPELAND (1-888-926-7352) or visit www.copelandfunds.com. You may also write to:

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22483

Copeland Risk Managed

Dividend Growth Fund

A Series of Copeland Trust

Class A Shares: (CDGRX)

ClASS C Shares: (CDCRX)

class i shares: (CDIVX)

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2016

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Class A, Class C and Class I Prospectus of the Copeland Risk Managed Dividend Growth Fund (the "Fund") dated March 31, 2016. You can obtain copies of the Fund's Prospectus and the Annual Report for the fiscal year ended November 30, 2015 without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, or by calling toll-free 1-888-9-COPELAND (1-888-926-7352). The Fund’s audited financial statements and financial highlights appearing in the 2015 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. You may also obtain a Prospectus by visiting www.CopelandFunds.com.

THE FUND	1
TYPES OF INVESTMENTS	2
CYBER SECURITY RISK	31
INVESTMENT RESTRICTIONS	32
DISCLOSURE OF PORTFOLIO HOLDINGS	34
MANAGEMENT	35
CONTROL PERSONS AND PRINCIPAL HOLDERS	42
INVESTMENT ADVISER	43
DISTRIBUTION OF SHARES	46
PORTFOLIO MANAGERS	50
ALLOCATION OF PORTFOLIO BROKERAGE	51
PORTFOLIO TURNOVER	52
OTHER SERVICE PROVIDERS	52
DESCRIPTION OF SHARES	55
ANTI-MONEY LAUNDERING PROGRAM	55
PURCHASE, REDEMPTION AND PRICING OF SHARES	56
TAX STATUS	59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
LEGAL COUNSEL	61
FINANCIAL STATEMENTS	62

THE FUND

The Copeland Risk Managed Dividend Growth Fund (the “Fund”) is a diversified series of Copeland Trust, a Delaware statutory trust organized on September 10, 2010 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). As of the date hereof, the Trust is offering shares of three series: the Fund, which is described herein, Copeland International Risk Managed Dividend Growth Fund and Copeland International Small Cap Dividend Growth Fund.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers three share classes: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees or shareholder servicing fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Copeland Capital Management, LLC (the "Adviser") is the Fund's investment adviser. The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

1

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objectives of the Fund and a description of its principal investment strategies are set forth under "Fund Summary" in the Prospectus. The Fund's investment objectives are not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days’ notice of such a change.

Principal Investment Strategies

The following information describes securities in which the Fund may invest as part of its principal investment strategy and their related risks.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or

2

unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

The Fund may invest in master limited partnership interests ("MLPs"). MLPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. A limited partnership

3

has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in an MLP, he or she becomes a limited partner. MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change MLP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP's revenue stream negatively. In addition, the trending excess worldwide oil and gas reserves and production has, and may further, depress the value of investments in energy related MLPs. This trend is causing producers to curtail production and/or reduce capital spending for exploration activities, which may adversely impact the financial performance of MLPs. MLPs also carry some interest rate risks. During increases in interest rates, MLPs may not produce decent returns to shareholders.

Non-Principal Investment Strategies

The following information describes securities in which the Fund may invest as part of its non-principal investment strategy and their related risks.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing

4

company depending upon a market price advance in the convertible security's underlying common stock. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Derivatives

On a very limited basis, the Fund may invest in derivatives in order to hedge against market movements while liquidating certain position and buying other securities. For example, the Fund may buy put options on certain market indices while settlement is pending for individual securities which have been liquidated. It is the Adviser's strategy to maintain exposure to the markets through the use of puts until proceeds from liquidated holdings are received and can then be reinvested. The information below contains additional information about derivatives generally.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as

5

"initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds of sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if

6

the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator. The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options On Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line

7

Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing

8

Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it will have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value

9

sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will

10

treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market has grown substantially in recent years and has become relatively liquid as compared to the markets of other similar instruments

11

that are traded in the over-the-counter markets. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments in swaps and cost of doing business.

Certain Investment Techniques and Derivatives Risks. When the Adviser of the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds"). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any

12

single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's net assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an

13

Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever

14

decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. Some ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Pursuant to orders issued by the SEC to certain ETFs, the Fund may invest in such ETFs in excess of the limits described above, provided that the Fund complies with certain conditions of the SEC orders and any other investment limitations.

15

Fixed Income/Debt/Bond Securities

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

16

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

17

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

18

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy

19

and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

20

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letter of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally

21

revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"),

22

Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations which was available until December 2012.  The U.S. Treasury also initiated a temporary program to purchase residential mortgage-backed securities issued by FNMA and FHLMC, which also expired on December 31, 2009. The U.S. Treasury continues to hold a portfolio of mortgage-backed securities purchased through the facility. On June 16, 2010, the FHFA ordered FNMA’s and FHLMC’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in FNMA fell below the NYSE minimum average closing price of $1 for more than 30 days. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-related securities guaranteed by FHLMC and FNMA, including any such mortgage-related securities held by the Fund.

In a February 2011 report to Congress from the U.S. Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing

23

finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the U.S. Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly. Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned. Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

24

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main

25

categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most

26

warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.

The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

The Fund may invest in securities of foreign issuers and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index. Investing in emerging market securities imposes risks different from, or

27

greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

28

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The

29

repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party

30

to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will pledge collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be pledged as collateral to the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

CYBER SECURITY RISK

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber

31

security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

32

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets, measured at the portfolio’s rebalancing, in a particular industry or group of industries. This weight may then fluctuate with market price changes until a sector signal is received, upon which it may be rebalanced back to its target weight. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

8. Diversification. With respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, enterprises or instrumentalities or securities of other investment companies) and will not purchase more than 10% of any class of the outstanding voting securities of any issuer.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not pledge more than one third of its assets at any one time.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

33

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. 80% Dividend Paying Securities Investment Policy. The Fund has adopted a policy that under normal conditions, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in securities that have increased their dividend for a minimum of five consecutive years. Shareholders of the Fund will be provided with at least 60 days prior written notice of any change in the Fund's policy.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available on its website, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator and the Custodian and on an as needed basis to other third parties providing services to the Fund.  Additionally, the Fund has an ongoing arrangement with Morningstar, Inc. to release portfolio holdings information on a monthly basis, with a 15-day lag, for the purpose of reviewing the portfolio to allow for the development of ratings for the Fund and for purpose of compiling reports and preparing data for use by the Fund or its Adviser.  Furthermore, the Trust, on behalf of

34

the Fund may choose to make portfolio holdings information available to other fund rating agencies and fund database service providers, such as Lipper or Bloomberg L.P., on an earlier and more frequent schedule and on a confidential basis.  The Adviser, the Administrator and the Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship) or (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships). The agreements with the Fund's Administrator and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of 5 individuals, 4 of whom are not "interested persons" (as defined

35

under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Principal Executive Officer, a Secretary, a Treasurer, who is also the Principal Financial Officer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Trust is led by Thomas A. Leonard, who has served as the Chairman of the Board of Trustees of the Trust since the Trust's inception. Mr. Leonard also serves as the Chairman of the Audit Committee and is an Independent Trustee. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Additionally, the Trust's governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Audit Committee will not consider nominees recommended by shareholders, except as required under the 1940 Act and rules thereunder. The Trust believes that its independent Chairman, together with the Audit Committee is an effective and appropriate leadership structure given the nature of the Fund.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The Board and the Independent Trustees also have access to the Trust’s independent registered public accounting firm and independent legal counsel for consultation to assist them in performing their oversight responsibilities.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Stephen M. Wynne has more than 30 years of experience in managing and delivering comprehensive services to the investment management industry including asset servicing, distribution support and investment analytics. He served as CEO of two different financial services firms and currently serves on the Board of Trustees of

36

FundVantage Trust and the Board of Trustee of Context Capital Funds, and formerly on the Board of Directors of the Brandywine Funds, each an investment company. Mr. Wynne's background with the investment management industry, his leadership skills as a financial executive, and his experience with four other investment company’s boards bring practical knowledge to Board discussions regarding the operations of the Fund and the Trust.

Mr. Bruce M. Aronow has more than 20 years of experience in the financial services industry, including serving as a partner at one of the largest accounting firms in the U.S. and as Managing Partner of an investment management firm with approximately $20 billion in assets under management. Mr. Aronow also served as the Chief Financial Officer of The Managers Funds. Mr. Aronow currently holds an inactive Certified Public Accountant designation. Mr. Aronow's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors.

Mr. Stephen J. Kneeley has more than 25 years of experience in the asset management industry, including experience as the CEO of four different investment management firms and a University’s Investment Office and currently serves as the Chairman of the Board of Trustees of Context Capital Funds. Mr. Kneeley's background in investment management and his leadership skills as a CEO contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth.

Mr. Thomas A. Leonard has more than 35 years of experience in the financial services industry as a leader of the financial services practice of one of the largest accounting firms in the U.S. Mr. Leonard also holds a Certified Public Accountant designation. Mr. Leonard's background in the financial services industry and accounting is significantly helpful to the Board and the Audit Committee in carrying out their oversight responsibilities of the Adviser and working with the Fund's auditors. Mr. Leonard currently serves on the Board of Lincoln Financial Variable Trust.

Mr. Edward C. Rorer has more than 40 years of experience in the asset management industry, including serving as Founder and Chief Investment Officer at Rorer Asset Management, LLC and as Chairman of the Adviser. Mr. Rorer's knowledge of the industry and the Adviser is helpful to the Board in understanding the Fund's operations and in carrying out its oversight responsibilities with respect to the Adviser.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

37

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee, and each Officer is c/o Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3

Trustee, Lincoln Variable Insurance Products Trust (85 Portfolios) and Lincoln Advisors Trust (6 Portfolios) (2013-Present)

Former Trustee, WT Mutual Fund (12 portfolios) (2008-2011)

Former Board member, Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (2011-2013)

Trinity Capital Partners (Advisor) (2009-2012)

Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management LP (2014-2016); CEO of Spider	3	Chairman of the Board of
38

		Management, University of Richmond’s Investment Office (2012-2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).		Trustees, Context Capital Funds (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3

Trustee, Context Capital Funds (since 2014)

Trustee, FundVantage Trust (32 portfolios) (2009-Present);

Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011-2013)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
39

Mark W. Giovanniello Year of Birth: 1974	Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Deputy Chief Compliance Officer and Partner, Copeland Capital Management, LLC (since 2016); Chief Compliance Officer and Partner Copeland Capital Management, LLC (2010–2016).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Chief Compliance Officer/Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016). Counsel, Vertex Inc. (2011-2012); Associate-Investment Management Practice Group, Morgan Lewis & Bockius LLP (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

* The term "Fund Complex" refers to the Copeland Trust.

** Mr. Rorer is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

Board Committees

Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by

40

such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended November 30, 2015, the Audit Committee met 5 times.

Compensation

Effective January 1, 2016, each Trustee who is not affiliated with the Trust or Adviser will receive (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board will receive an additional $11,000 per year. The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust for performing the duties of their offices. Effective March 28, 2016, the Adviser’s Chief Compliance Officer also serves as the Trust’s Chief Compliance Officer (“Trust CCO”). The Trust CCO’s compensation is reviewed and approved by the Trust’s Board of Trustees and paid by the Adviser. However, the Funds reimburse the Adviser for their allocable portion of the Trust CCO’s salary. As a result, the Trust CCO fee paid by the Funds is only a portion of the total compensation received by the Trust CCO.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended November 30, 2015. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Trustees
Stephen M. Wynne, Trustee	$37,730	$0	$0	$43,500
Bruce M. Aronow, Trustee	$37,730	$0	$0	$43,500
Stephen J. Kneeley,	$37,730	$0	$0	$43,500
41

Trustee
Thomas A. Leonard, Chairman	$47,730	$0	$0	$53,500
Edward C. Rorer, Trustee	$0	$0	$0	$0

*The term "Fund Complex" refers to the Copeland Trust.

Trustee Ownership

As of December 31, 2015, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities in the Copeland Risk Managed Dividend Growth Fund	Aggregate Dollar Range of Securities In Trust*
Stephen M. Wynne	$10,001-$50,000	$50,001-$100,000
Bruce M. Aronow	$10,001-$50,000	$10,001-$50,000
Stephen J. Kneeley	$50,001-$100,000	$50,001-$100,000
Thomas A. Leonard	$50,001-$100,000	$50,001-$100,000
Edward C. Rorer	Over $100,000	Over $100,000

* Represents share ownership in the Fund, Copeland International Risk Managed Dividend Growth Fund and Copeland International Small Cap Dividend Growth Fund

Trustee and Management Ownership

As of March 7, 2016, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of March 7, 2016, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Class	Percentage of Fund
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	C	36.65%
LPL Financial 4701 Executive Dr San Diego, CA 92121	C	20.51%
Charles Schwab & Co Inc. 211 Main Street	C	9.99%
42

San Francisco, CA 94105
LPL Financial 4701 Executive Dr San Diego, CA 92121	A	34.54%
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	A	9.30%
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	A	11.64%
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	I	51.15%
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	I	22.37%

INVESTMENT ADVISER

Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Fund. The Adviser was established in 2005, and also advises individuals, pension and profit sharing plans, trusts, estates, charitable organizations, state or municipal government entities, corporations and other business entities, in addition to the Fund. The Management Committee controls the Adviser. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's securities and investments in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund and the Adviser. For the fiscal year ended November 30, 2013, the Adviser earned fees of $3,851,532, and reimbursed the Fund $368,688 per the expense limitation agreement described below for a net advisory fee of $3,482,844. For the fiscal year ended November 30, 2014, the Adviser earned fees of $6,057,806, and reimbursed the Fund $71,834 per the expense limitation agreement described below for a net advisory fee of $5,985,972. For the fiscal year ended November 30, 2015, the Adviser received fees of $6,918,496, and reimbursed the Fund $134,517 per the expense limitation agreement described below for a net advisory fee of $6,783,979.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain

43

and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser (with the exception of the allocable portion of the Trust CCO’s salary paid by the Funds), and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 17, 2015.

Pursuant to the Management Agreement, the Adviser receives a fee at the annual rate of 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

Expenses not expressly assumed by the Adviser under the Management Agreement or an expense limitation agreement described below are paid by the Fund.  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Trust CCO, legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary

44

expenses not incurred in the ordinary course of the Fund's business.

The Adviser has contractually agreed to defer fees and/or reimburse expenses to the extent necessary to maintain the Fund's total annual operating expenses (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) at 1.45%, 2.20% and 1.30% of the daily average net asset value of Class A, Class C, and Class I shares, respectively, through March 31, 2017. Each deferral or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment, and the repayment is approved by the Board of Trustees.

The Management Agreement will continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

45

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at 1-888-9-COPELAND (1-888-926-7352); and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-9-COPELAND and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC (the "Distributor"), 17605 Wright Street, Omaha, NE 68130, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a written agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

46

The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. The Distributor may enter into selling agreements with broker-dealers, financial intermediaries, and others, including the Adviser, which solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. The Distributor may also enter into shareholder service agreements with such entities that provide or arrange to provide shareholder support or administrative services to the Fund’s shareholders. For the fiscal year ended November 30, 2013, the Distributor received fees of $7,007 for Class A and Class C shares. For the fiscal year ended November 30, 2014, the Distributor received fees of $1,809 for Class A and Class C shares. For the fiscal year ended November 30, 2015, the Distributor received fees of $56,893 for Class A and Class C shares. The Distributor does not receive compensation from the Fund for the distribution of the Fund’s Class I shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Underwriting Agreement. The Adviser may also pay an annual fee to the Distributor to the extent that the sales charges and 12b-1 plan payments for Class A shares and 12b-1 plan payments for Class C shares are insufficient to cover the Distributor’s annual fees.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended November 30, 2015:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Copeland Risk Managed Dividend Growth Fund	$35,682	$0	$0	$0

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule12b-1 Plan”.

Rule 12b-1 Plans

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act for its Class A shares (the "Class A Plan") and its Class C shares (the “Class C Plan”) collectively (the “Plans”).  The Fund has not adopted a Plan for its Class I shares. Each Plan permits the Fund to pay the Distributor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually under the Class A Plan is 0.25% of its average daily net assets.  The amount payable annually by the Class C Plan is 1.00% of the average daily net assets of Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee).

Under each Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the

47

Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to such Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating such Plan.

The Class C Plan also authorizes the payment of service fees to the Distributor, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets of Class C shares for personal services, and/or the maintenance of shareholder accounts. The Fund may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class C shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its Class C shareholders or (b) render shareholder support services not otherwise provided by the Fund’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

The Trustees expect that the Plans could significantly enhance the Fund's ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund would produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objectives.

Each Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in a Plan or any related agreement, by a vote cast in person.  Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plans or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

During the fiscal year ended November 30, 2015, the Fund paid $1,671,847 pursuant to the Plan for Class A and Class C shares, including $1,636,165 for compensation to broker-dealers and $35,682 paid for compensation to underwriters. For the fiscal year

48

indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Copeland Risk Managed Dividend Growth Fund

Shares During the Fiscal Year Ended November 30, 2015

Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$56,893
Payment to dealers	$667,933
Compensation to sales personnel	None
Other	$911,339
Total	$1,636,165

Non-Rule 12b-1 Shareholder Service Plan

The Fund has adopted a non-Rule 12b-1 shareholder service plan (the “Shareholder Service Plan”) for its Class I shares.  The Shareholder Service Plan permits the Fund to pay for certain expenses related to shareholder support or administrative services for the Class I shareholders.  The amount payable annually under the Shareholder Service Plan is 0.10% of the average daily net assets of the Class I shares.

Under the Shareholder Service Plan, the Trust may, directly or indirectly, engage in any activities related to the shareholder support or administrative services for the shareholders of the Class I shares of the Fund, including without limitation, payments to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class I shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders or (b) render shareholder support services not otherwise provided by the Funds’ transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

During the fiscal year ended November 30, 2015, the Fund paid $158,631 in fees associated with the Shareholder Service Plan.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares or Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Fund under the Plan for the Class A shares or Class C shares, or under the Shareholder Service Plan for the Class I shares, as applicable, all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries. In addition, the Fund may make additional payments to broker-dealers and other financial

49

intermediaries for performing shareholder support services, including sub-transfer agency and sub-administrative services, either directly or as an additional expense reimbursement paid to the Adviser.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of November 30, 2015:

Total Other Accounts Managed

	Number of Accounts by Account Type	Total Assets By Account Type ($ million)	Number of Accounts by Account Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee ($ million)
Eric C. Brown
Registered Investment Company Accounts	1 shared	$524.7	0	$0
Pooled Investment Vehicle Accounts	1 shared	$9.1	1 shared	$9.1
Other Accounts	291 shared	$233.0	0	$0

Mark Giovanniello
Registered Investment Company Accounts	2 shared	$705.2	0	$0
Pooled Investment Vehicle Accounts	1 shared	$9.1	1 shared	$9.1
Other Accounts	1,873 shared	$1,128.4	0	$0

Some accounts are shared between Eric Brown and Mark Giovanniello and some accounts are shared with other portfolio managers.

50

Conflicts of Interest.

The portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio managers' compensation is based upon their ownership share of the profits, if any, of the Adviser.

Ownership. The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of November 30, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eric Brown	Over $100,000
Mark Giovanniello	Over $100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take into consideration execution capability and available liquidity; timing and size of particular orders; commission rates; responsiveness; trading experience; reputation, and integrity and fairness in resolving disputes. "Best execution" means the best overall qualitative execution, not necessarily the lowest possible commission cost. The Adviser will obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will periodically evaluate the overall

51

reasonableness of brokerage commissions paid on client transactions by reference to such data. The Adviser periodically reviews the past performance of the exchange members, brokers or dealers with whom it has been placing orders to execute Fund transactions in light of the factors discussed above.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, were $259,601, $417,812 and $1,056,269, respectively.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. During the fiscal years ended November 30, 2014 and November 30, 2015, the Fund's portfolio turnover rate was 44% and 142%, respectively, of the average value of its portfolio. The portfolio turnover rate disclosed in the financial highlights for the fiscal year ended November 30, 2015 was higher than normally expected and in prior years, primarily as a result of more frequent sector signal changes during the year.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, ("GFS" or the "Administrator"), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

52

Pursuant to the Fund Services Agreement with the Trust, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved by the Board at a meeting held on November 15, 2010 and was most recently amended on November 17, 2015.  The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Fund Services Agreement is terminable by the Board or the Administrator on 90 days' written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, the Fund paid administration fees in the amount of $313,470, $363,087 and $385,153, respectively.

Fund Accounting

The Administrator, pursuant to the Fund Services Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation

53

of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Fund Services Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, the Fund paid fund accounting service fees in the amount of $75,163, $98,528 and $ 107,557, respectively.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For transfer agency services rendered to the Fund under the Fund Services Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, the Fund paid transfer agency service fees in the amount of $256,073, $148,918 and $111,736, respectively.

Custodian

The Northern Trust Company, located at 50 S. LaSalle Street, Chicago, IL 60603 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser.

Compliance Services

Until March 28, 2016, Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of GFS and the Distributor, provided a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund paid a compliance service fee to NLCS. For the fiscal years ended November 30, 2014 and November 30, 2015, the Fund paid compliance service fees in the amount of $29,649 and $27,605, respectively.

54

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

 Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or class. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Each class of shares of the Fund will vote separately on matters related to its Rule 12b-1 Plan and Shareholder Service Plan, as applicable.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

55

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. Both may be obtained, without charge, by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling toll-free 1-888-9-COPELAND (1-888-926-7352). You may also obtain a Prospectus and an account application by visiting www.CopelandFunds.com. The ticker symbol for Class A shares of the Fund is CDGRX. The ticker symbol for Class C shares of the Fund is CDCRX. The ticker symbol for Class I shares of the Fund is CDIVX.

Pricing of Shares

The net asset value (“NAV”) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Pricing Committee of the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, along with other full and partial days as announced/designated by the NYSE.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

56

Whether a sales charge waiver is available for your account, including a retirement plan or charitable account, depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c)  when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable contingent deferred sales charge or redemption fee. The proceeds received by the shareholder may be more or less than the shareholder’s cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

57

Redemption Fee/Market Timing

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and
•	Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust CCO may in his sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions:  issue a warning letter; suspend purchases and/or exchanges for 90 days; permanently block future purchases and/or exchanges; and/or close your account and any other accounts you have with the Trust.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may close the account of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Financial intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. If the Trust CCO suspects there is market timing activity in the account, the Trust CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Fund’s efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite

58

the arrangements the Fund has entered into with the intermediaries to provide access to account level trading information.

TAX STATUS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly-traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer); and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly-traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt

59

income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate, or by investments in debt securities or foreign corporations.

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients." The current withholding rate is 28%.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The tax principles applicable to transactions in financial instruments such as futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to

60

shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market St., Suite 2400, Philadelphia, PA 19103 , serves as the Fund's independent accountants providing services including (1) audit of annual financial statements, (2) reviewing the Fund’s tax returns, and (3) assistance in connection with SEC filings.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto for the fiscal year ended November 30, 2015 (the “Annual Report”) which have been audited by Tait, Weller & Baker LLP, whose report thereon also appears in the Annual Report are incorporated by reference into this SAI. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The Trust will provide the Annual Report and Semi-Annual Report without charge at written or telephone request.

61

APPENDIX A

PROXY VOTING GUIDELINES

Copeland Capital Management's Proxy Voting Policies and Procedures

Rule 206(4)-6

Pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, it is a fraudulent, deceptive, or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy-voting authority with respect to client securities unless:

(a)	The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that where the adviser is required to vote proxies, they do so in the best interest of clients. The policies should address how the adviser will address any material conflicts of interest that may arise between the adviser and its clients;

(b)	The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and

(c)	The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

Note: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities.

Proxy Voting Authority

Advisory Accounts

Copeland’s investment advisory agreements and Form ADV Part II (disclosure document) shall state whether or not Copeland has been given the authority to vote proxies solicited by, or with respect to, the issuers of securities in its clients’ accounts. However, Copeland will not vote proxies for the following types of securities:

♦	Unsupervised securities (e.g., securities unmanaged by adviser in client’s account that, for instance, arrived with the account and client wishes to retain, but are not held in our model);
♦	Securities in transition (e.g., securities held in an account that are in the process of being sold so the account can be aligned with the model portfolio);
♦	Model securities that have been sold. These represent securities that are no longer in the model come the time of the proxy vote; or
♦	Voting for foreign securities in countries that require “shareblocking.”
62

Sub-Advisory Accounts

Copeland will handle proxy voting consistent with the proxy voting authority stated in the Sub-Advisory Master Agreement between Copeland and the Sponsor/Advisor or in the Sponsor’s client agreement.

Taft Hartley / Union Advisory Accounts

For these selected accounts, Copeland will vote proxies according to the interests recommended by the AFL-CIO Proxy Voting Guidelines.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Copeland, releasing Copeland from any liability or responsibility with respect to the voting of proxies.

Proxy Voting Policy

The Chief Operating Officer (COO) shall be responsible for serving as or appointing an officer of Copeland to serve as the “Chief Proxy Voting Officer” (CPVO). The Investment Policy Committee shall be responsible for general oversight of the Proxy Voting Policy. It shall be the responsibility of the CPVO to review all proxies solicited on behalf of Copeland’s clients, to analyze the questions and propositions being proposed, to make a determination, in consultation with the Investment Policy Committee, how each proposal might affect and impact the financial and economic interests of Copeland’s clients, and to execute the vote which is deemed to represent the most favorable short and long term economic interests of Copeland’s clients.

The CPVO and the Investment Policy Committee shall give close attention to proposals affecting the value or future value of Copeland’s clients’ investments. The CPVO together with the Investment Policy Committee shall be responsible for reviewing all Proxy statements to determine which proposals might be controversial, which proposals are deemed to be in the best interests of Copeland’s clients, and which are not in the best interests of Copeland’s clients. The Investment Policy Committee, in consultation with the CPVO, shall make a determination regarding the proper action to take (vote “in favor” or “against”).

Where requested, the CPVO will research the corporate governance issues and corporate actions to make proxy vote recommendations to the Investment Policy Committee and will handle the administrative functions associated with the voting of client proxies. Copeland’s Investment Policy Committee retains the ultimate authority on deciding how to vote. As a general matter, Copeland will vote in favor of proxy proposals that enhance the independence of board membership, improve management accountability and corporate governance, further align management interests with shareholder interests and increase transparency. Furthermore, Copeland will support management initiatives and shareholder resolutions that are socially responsible and reduce a company’s negative impact on the environment. Copeland will also generally oppose an executive compensation proposal if the Investment Policy Committee

63

believes the compensation does not reflect the economic and social circumstances of the company (i.e., at times of layoff, wage freezes, etc.).

Copeland maintains proxy vote records and proxy materials, including the proxy voting ballot issues and votes cast. Copeland will also maintain various proxy voting reports, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast.

Copeland may decide to outsource this function to a third party proxy voting service. While it will allow the third party proxy voting service to recommend votes, Copeland may override some responses utilizing the voting policies stated above.

Conflicts of Interest

Copeland is committed to the highest standards of business conduct. In order for Copeland to identify potential or actual conflicts of interest, it is Copeland’s policy that Employees must immediately contact Compliance if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with the proxy voting activities of Copeland. It is every Employee’s duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Copeland will vote in accordance with the best interests of its clients and to promptly disclose the conflict, the details of the proxy vote, and how the issue was voted to all clients in writing.

Disclosure

Rule 206(4)-6 requires advisors with proxy voting authority to make the following disclosures to clients:

1.	Whether the investment adviser votes proxies for clients;
2.	The proxy voting policies, practices, and procedures of the investment adviser;
3.	Whether a client can direct a vote in a proxy solicitation;
4.	How clients can obtain information on the voting of their proxies; and
5.	A clear and prominent disclosure that a copy of proxy policies is available upon request.

Record Keeping

Rule 204-2(c) (2) of the Advisers Act requires investment advisers to keep and retain the following books and records:

1.	Proxy voting policies and procedures (Maintained by Copeland and/or outsourced provider);
2.	A copy of each proxy statement that Copeland receives regarding client securities (Copeland retains a copy of each proxy statement that it receives regarding client securities or Copeland may obtain a copy of a proxy statement from the SEC’s EDGAR system);
64

3.	A record of each vote cast by Copeland or outsourced provider on behalf of a client;
4.	A copy of any document created by Copeland that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for any such decision (Maintained by Copeland, as needed); and
5.	A copy of each written client request for information on how Copeland voted proxies on behalf of the client, and a copy of any written response by Copeland to any (written or oral) client request for information (Maintained by Copeland).

Potential Conflicts of Interest

All Directors, Officers, and Employees of Copeland are responsible for notifying Compliance of the following:

a.	Any personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the Firm’s clients;
b.	If he or she (or spouse / close relative) currently or formerly serves as a director or executive of any company; and
c.	If he/she (or spouse/close relative) holds more than 2% financial interest in any company.

Proxy Voting for Funds for which Copeland Acts as Investment Adviser

Copeland will comply with the rules established by the SEC pursuant to the Investment Company Act of 1940, and all fund guidelines set forth in the compliance manual of the fund in handling proxy voting for any funds for which Copeland acts as investment adviser. Generally, the responsibility for overseeing proxy voting policies and decisions lies with the Board of Directors for each fund, but may delegate this responsibility to Copeland as the most knowledgeable party to make proxy decisions. In exercising proxy voting rights with regard to companies in any fund’s portfolio, Copeland’s goals are to maximize the value of the fund’s investments, promote accountability of a company’s management and board of directors to its shareholders, to align the interests of management and shareholders, and to increase the transparency of a company’s business and operations.

Generally, the following policies will apply to shares owned by a fund for which Copeland acts as investment adviser. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940 provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any

65

security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. Therefore, Copeland must comply with the following voting restrictions unless it is determined that the fund is not relying on Section 12(d)(1)(F): when the fund exercises voting rights by proxy or otherwise with respect to any investment company owned by the fund, the fund will either (i) seek instruction from the fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or (ii) vote the shares held by the fund in the same proportion as the vote of all other holders of such security.

Conflicts of Interest Between Copeland and the Fund

In any situation where Copeland is asked to cast a proxy vote that may present a conflict between a fund’s shareholders and those of Copeland, Copeland will abstain from voting and will forward all proxy voting materials to the Board of Trustees of the fund for a voting decision. Copeland shall make a written recommendation of the voting decision to the Board of Trustees, including an explanation of the conflict of interest, the reasons for its recommendation, and an explanation of why the recommendation is consistent with Copeland’s proxy voting policies.

Record Keeping

Copeland will maintain the following records for each fund for whom it acts as investment adviser:

1.	Proxy voting policies and procedures;
2.	A copy of each proxy statement;
3.	A record of each vote cast by Copeland;
4.	A copy of any document created by Copeland that was material to making a decision on how to vote proxies on behalf of the fund; and
5.	Copies of all Form N-PX filed on behalf of the fund.

Form N-PX / Annual Report of Proxy Voting Record

Copeland will work with the fund administrator to file the Form N-PX (and any other required filings and reports) with the SEC regarding the fund’s proxy voting record.

66

Copeland International Risk Managed Dividend Growth Fund

PROSPECTUS

March 31, 2016

Class A Shares: IDVGX

Class C Shares: IDVCX

Class I Shares: IDVIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
MANAGEMENT OF THE FUND	4
Investment Adviser	4
Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objectives	5
Principal Investment Strategies	5
Principal Investment Risks	6
Temporary Investments	7
Portfolio Holdings Disclosure	7
MANAGEMENT	8
Investment Adviser	8
Portfolio Managers	8
HOW SHARES ARE PRICED	9
HOW TO PURCHASE SHARES	10
HOW TO REDEEM SHARES	13
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	16
DISTRIBUTION OF SHARES	17
Distributor	17
Distribution Fees	17
Shareholder Service Fees	18
Additional Compensation to Financial Intermediaries	18
Householding	18
FINANCIAL HIGHLIGHTS	19
PRIVACY NOTICE	23

FUND SUMMARY

Investment Objectives: The Fund seeks long-term capital appreciation and income while preserving capital in declining markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional or in How to Purchase Shares on page 10 of this Prospectus and in “Purchase, Redemption and Pricing of Shares” on page 52 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days) ($15 fee for any redemption paid by wire transfer)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.69%	0.70%	0.79%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.06%	2.82%	1.91%
Fee Waiver and/or Expense Reimbursement(3)	(0.44)%	(0.45)%	(0.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.62%	2.37%	1.47%
(1)	Maximum Deferred Sales Charge (load) may be charged only on shares redeemed within the first 18 months after their purchase.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund's adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, or 1.45% of the daily average net asset value of Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$830	$1,144	$1,582	$2,794
Class C	$240	$832	$1,449	$3,115
Class I	$150	$557	$991	$2,197

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended November 30, 2015, the Fund’s portfolio turnover rate was 323% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate by the adviser's quantitative model.

The Fund is primarily composed of common stocks, American Depositary Receipts ("ADRs”) and real estate investment trusts ("REITs") of foreign companies or entities that have a track record of consistent dividend growth and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. Foreign companies or entities are those that trade on non-U.S. exchanges or that derive the majority of their revenue from non-U.S. sources. The Fund may invest in developed and emerging markets. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index.

As an international fund, the Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets in foreign companies or entities as described above. The Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and/or cash and cash equivalents, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund, in general, invests in companies with a market capitalization of at least $1 billion upon purchase, but is not restricted to any market capitalization range.

The adviser sells securities when they no longer meet its fundamental dividend growth criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund's investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

  Currency Hedging Risk: Currency hedging transactions may not perfectly offset the Fund’s foreign currency exposure and entail additional trading commissions and fees.
  Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in developing or emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
  Foreign Investing Risk: Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.
  Management Risk: The adviser's dependence on its dividend growth and sector rotation strategies and judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
2

  REIT Risk: A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.
  Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
  Small and Medium Capitalization Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder and reduces after-tax returns if Fund shares are held in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows 2013, 2014 and 2015 performance of the Fund’s Class A shares. Returns for Class C shares and Class I shares, which are not presented in the bar chart, will vary from the return for the Class A shares to the extent the expenses of such classes differ. The performance table compares the performance of the Fund’s Class A, Class C and Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance reflects expense reimbursements in effect. If expense reimbursements were not in place, the Fund’s performance would be reduced. Updated performance information is available at no cost by calling 1-888-9-COPELAND (1-888-926-7352).

Class A Annual Total Return For Year Ended December 31

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter:	9/30/2013	7.20%
Worst Quarter:	9/30/2014	(6.69)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2015)

Class A Shares(1)	One Year	Since Inception of the Class (2)
Return before taxes	(8.21)%	0.76%
Return after taxes on distributions	(8.21)%	0.75%
Return after taxes on distributions and sale of Fund shares	(4.65)%	0.58%
3

Class C Shares
Return before taxes	(3.37)%	1.99%
Class I Shares
Return before taxes	(2.53)%	2.83%
MSCI All-Country World ex U.S. (net) Index(3)	(5.66)%	1.81%
(1)	Performance reflects the deduction of the maximum sales charge of 5.75%.
(2)	The Fund commenced operations on December 17, 2012 in all three share classes.
(3)	The MSCI All Country World ex U.S. (net) Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index. The performance shown for the MSCI All County World ex U.S. Index Since Inception utilizes the inception date of each Class, which is December 17, 2012.

After-tax returns above are shown for Class A shares of the Fund; after-tax returns for the Fund’s Class C and Class I shares will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

MANAGEMENT OF THE FUND

Investment Adviser: Copeland Capital Management, LLC.

Portfolio Managers: Erik B. Granade, Head of International Equities of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2012. Kenneth T. Lee, portfolio manager of the adviser, has served as a portfolio manager since March 2014. Mr. Granade and Mr. Lee are jointly and primarily responsible for managing the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Use of the Fund’s Automatic Investment Plan can lower these requirements. The Fund or its adviser may waive any investment minimum:

	Minimum Investment
Class	Initial Regular Accounts	Initial Retirement Accounts	Subsequent Regular Accounts	Subsequent Retirement Accounts
A	$2,500	$500	$500	$50
C	$2,500	$500	$500	$50
I	$250,000	$50,000	$500	$50

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-exempt or tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable as ordinary income upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

The Fund seeks long-term capital appreciation and income in normal market environments, and capital preservation when the adviser’s sector signals forecast a high probability of equity market declines. The Fund's investment objectives, its 80% dividend growth security policy, and its policy to invest in at least three different foreign countries and at least 40% of its assets outside of the U.S. may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund seeks to achieve its investment objectives of producing long-term capital appreciation and income while preserving capital in declining markets by purchasing equities of companies with a proven track record of dividend growth within sectors forecasted to appreciate in value by the adviser's quantitative model.

The Fund is primarily composed of common stocks, American Depositary Receipts ("ADRs”) and real estate investment trusts ("REITs") of foreign companies or entities that have a track record of consistent dividend growth and cash equivalents. ADRs are investments issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign company. Foreign companies or entities are those that trade on non-U.S. exchanges or that derive the majority of their revenue from non-U.S. sources. The Fund may invest in developed and emerging markets. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index.

The Fund's investment approach entails a two-step investment process comprising the adviser's "sector selection" and "stock selection" strategies as outlined below. As an international fund, the Fund invests, under normal market conditions, in at least three different foreign countries, and at least 40% of its assets in foreign companies or entities as described above. The Fund may seek to reduce currency fluctuations by hedging its foreign currency exposure.

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. To manage risk, the adviser utilizes a quantitative model to determine when abnormal market conditions exist, which may lead to the investment of up to 100% of the portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes quantitative signals that forecast which sectors of the market are likely to appreciate or depreciate in value. By avoiding negative sectors and increasing the Fund's allocation to positive sectors and cash and cash equivalents, the adviser attempts to limit losses. The Fund further manages risk through its diversification strategy of allocating generally no more than 5% to a single equity security, measured at time of purchase. The Fund, in general, invests in companies with a market capitalization of at least $1 billion upon purchase, but is not restricted to any market capitalization range.

Sector Selection Strategy

The adviser's investment process begins with sector selection. The adviser utilizes a quantitative model that analyzes price trends and volatility changes at the sector level to determine whether a sector is expected to appreciate or depreciate in value. Sectors that are predicted to depreciate are excluded from the portfolio. All sectors that are forecasted to appreciate are each weighted according to the relative market value of that sector to the available dividend growth universe. The adviser considers 9 international sectors, where developed and emerging market stocks are considered collectively in one signal per sector. There will be one sector signal utilized for each of the Health Care, Consumer Discretionary, Technology, Materials, Industrials, Energy, Utilities (with Telecommunication stocks grouped into the Utilities sector), Financials, and Consumer Staples sectors. These weights may then fluctuate with the market until a sector signal change causes a rebalancing, which occurs monthly if necessary. When three or fewer sectors have positive signals, the adviser begins to invest in cash and cash equivalents. In times of extreme market weakness, when quantitative signals are negative for all sectors, the Fund may be invested 100% in cash and cash equivalents for temporary defensive purposes.

Stock Selection Strategy

Within each sector, the adviser's proprietary stock selection model ranks all non-U.S. "dividend growers" (companies or entities that have a track record of consistent dividend growth, trade on non-U.S. exchanges, or that derive the majority of their revenue from non-U.S. sources) using specific fundamental characteristics that the adviser believes are predictive of strong future total returns as well as the sustainability and growth of a company's dividend. These factors include an

5

assessment of the ability to pay dividends relative to earnings and cash flow, historical sales and dividend growth, the cash flow conversion ratio, earnings momentum, return on capital, dividend yield and other valuation metrics. In addition, the investment team eliminates stocks that violate specific ability-to-pay and payout ratio thresholds.

The adviser selects specific stocks amongst the top-ranked companies within each sector.If there are not enough three-year dividend growth securities within a sector that pass all of the adviser's investment criteria, securities with fewer than three years of dividend growth may be purchased. These securities would be dividend paying stocks with a track record of dividend growth that are also expected by the adviser to deliver dividend growth in the future. Only those stocks which are members of buy rated sectors, based on the quantitative sector level signals, are included in the Fund. The adviser sells securities when they no longer meet its fundamental stock selection criteria or quantitative sector selection criteria. The adviser may engage in active and frequent trading to meet the Fund's investment objectives.

Principal Investment Risks:

  Currency Hedging Risk: There is the chance that the currency hedging transactions entered into by the Fund may not perfectly offset the Fund’s foreign currency exposure. The Fund will decline in value if it under hedges a currency that has weakened or over hedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates.
  Emerging Markets Risk: The risks of investing in securities of foreign issuers described below are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.
  Foreign Investing Risk: Investing in securities of foreign issuers may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, the effect of currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information and limited trading markets. Foreign investments may experience greater volatility than U.S. investments. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies.
  Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Management Risk: The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the adviser's stock selection using its dividend grower and sector strategies. The adviser's objective judgments, based on investment strategies, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove incorrect and there is no guarantee that the adviser's investment strategies will produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices, in general, may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of
6

  earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  REIT Risk: A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices tend to decline. Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.
  Sector Risk. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
  Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder if Fund shares are held in a taxable account.

Temporary Investments: When dictated by the quantitative sector signaling model, the Fund will invest up to 100% of its portfolio in cash and cash equivalents for temporary defensive purposes. Specifically, the adviser utilizes sector-risk signals that forecast which sectors of the market are likely to decline in value. By avoiding these sectors and increasing the Fund's allocation to cash and cash equivalents, the adviser attempts to limit losses. The cash equivalents include but are not limited to: shares of money market mutual funds and short-term ETFs, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objectives of capital appreciation and income generation will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash equivalent positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website at www.CopelandFunds.com a profile of the Fund which typically includes the Fund’s top ten holdings current as of the quarter end. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month. Such information shall remain available on the website until the Fund files a quarterly portfolio holdings report or shareholder report that includes such period. The Fund may terminate or modify this policy at any time without further notice.

7

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information, which can be obtained at no charge by calling 1-888-9-COPELAND (1-888-926-7352) and can also be found on the Fund’s website at www.CopelandFunds.com. Shareholders may request portfolio holdings schedules at no charge by calling 1-888-9-COPELAND.

MANAGEMENT

Investment Adviser: Copeland Capital Management, LLC (“Copeland”), located at Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio. The adviser is responsible for selecting the Fund's investments according to the Fund's investment objectives, policies and restrictions. The adviser was formed in July, 2005 to provide investment advisory services, with a focus on dividend paying equity securities, to individual investors and more recently, institutional investors such as the Fund. As of December 31, 2015, the adviser had $1.9 billion in assets under management.

Pursuant to an advisory agreement between the Fund and the adviser, the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.10% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2017, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35% and 1.45% of the daily average net asset value of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. Fee deferral and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board of Trustees' approval of the continuation of the advisory agreement is available in the Fund's annual shareholder report dated November 30, 2015. During the fiscal year ended November 30, 2015, the Fund paid an aggregate of 0.66% of its average net assets in advisory fees to the Adviser (after fee waivers).

Portfolio Managers:

Erik B. Granade, CFA ®

Head of International Equities, Portfolio Manager

Erik is Head of International Equities, Portfolio Manager for the Fund, and a Principal of the adviser. Erik is a member of the Management Committee and Investment Policy Committee. He is Portfolio Manager for the Copeland International Small Cap Dividend Growth Fund and Copeland International All Cap Strategy. Prior to joining Copeland Capital Management in July 2012, Erik was Chief Investment Officer and Portfolio Manager for Invesco's global equity team in Atlanta. While at Invesco, he had overall responsibility for the team's international equity, global equity, and emerging market equity strategies. Prior to joining Invesco, Erik was Head of International Equities at Cashman, Farrell & Associates in Philadelphia, PA. Preceding that, Erik worked at PNC Bank as a Senior International Equity Manager for Provident Capital Management, the firm's institutional money management business, and as a Securities Analyst. Erik received his B.A. in economics from Trinity College in Hartford CT and holds the Chartered Financial Analyst (CFA®) and Chartered Investment Counselor designations. He is a member of the CFA Institute and the CFA Society of Atlanta.

Kenneth T. Lee, MBA

Portfolio Manager

Mr. Lee is Portfolio Manager for the Fund, a Principal of the adviser and a member of the Investment Policy Committee. He is also Portfolio Manager for the Copeland International Small Cap Dividend Growth Fund and Copeland International All Cap Strategy. Prior to joining Copeland in January 2013, Ken was Co-Founder and Managing Partner at Presidia Capital in Greenwich, CT where he managed Presidia’s Asia Special Situations Fund.  Prior to Presidia, Ken was Portfolio Manager and Managing Director at Mercury Partners in Greenwich, CT, a multi-strategy investment firm offering hedge fund and long-only equity strategies. Prior to Mercury, Ken was a Vice President at Deutsche Bank (New York) and an Associate at Wachovia Securities (New York), where he focused on Mergers & Acquisitions in their Real Estate, Lodging & Gaming Investment Banking Group. Previously, Ken was a management consultant at McKinsey & Company and AlixPartners, where he specialized in corporate restructuring and turnarounds for United States and Asian clients across

8

consumer, technology, industrial, and telecommunications sectors. Ken holds a Master of Business Administration (MBA) from Harvard Business School and a B.A. in Economic History from Dartmouth College.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, along with other full and partial days as announced/designated by the NYSE. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the pricing committee of the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value prices for foreign equity securities are provided by an independent fair value service on a daily basis in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign securities may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV; as a result, the NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. The independent fair value service provides a fair value factor that is applied to the closing price of a foreign security to reflect the movements in the security’s local market between the time of local closing and the time at which the Fund calculates NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security in accordance with its pricing and fair value procedures.

If events materially affecting the value of a security in the Fund's portfolio occur after the close of trading, but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund has implemented a 1% redemption fee as a deterrent to short-term trading. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

9

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Fund: Class A, Class C and Class I. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences among each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 17 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges and investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares: Class A shares are offered at their public offering price; NAV plus the applicable sales charge and are also subject to 12b-1 distribution fees of 0.25% of the average daily net assets of Class A shares. The minimum initial investment in Class A shares of the Fund is $500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class A shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts. Use of the Fund's Automatic Investment Plan can lower these requirements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund and the adviser each reserve the right to waive sales charges as described below. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

The adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% on shares redeemed within the first 18 months after their purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

You may be able to buy Class A shares without a sales charge when you are:

•	Current and retired trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the adviser (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.
•	Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients, including, for example, employee benefits or retirement plans or charitable accounts, and for which such financial intermediary may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
10

•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Right of Accumulation: For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC, at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children. If your minor children have an account number you must provide their age(s) in addition to their account number.

Letter of Intent: The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent. You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares: Class C shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class C shares of the Fund is $500 for retirement plan accounts and $2,500 for all other accounts. The minimum subsequent investment in Class C shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts.

Class I Shares: Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares pay 0.10% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder support and/or administrative services. Over time, fees paid under this shareholder service plan will increase the cost of a Class I shareholder's investment and may cost more than other types of service charges. The minimum initial investment in Class I shares of the Fund is $50,000 for retirement plan accounts and $250,000 for all other accounts. The minimum subsequent investment in Class I shares of the Fund is $50 for retirement plan accounts and $500 for all other accounts.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the

11

Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: The ticker for Class A shares of the Fund is IDVGX. The ticker for Class C shares of the Fund is IDVCX. The ticker for Class I shares of the Fund is IDVIX. You may purchase shares of the Fund by sending a completed application form to the following address:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland International Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland International Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Purchase requests mailed to the adviser will experience additional delays as the adviser will, once received, forward the original documents via regular mail to Gemini Fund Services.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 for retirement plan accounts and $500 for all other accounts on specified days of each month into your established Fund account. Please contact the Fund at 1-888-9-COPELAND (1-888-926-7352) for more information about the Fund's Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund's discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

12

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  a check payable to the "COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND."

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-9-COPELAND (1-888-926-7352) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Address for Regular Mail:	Address for Overnight/Express Mail:
Copeland International Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	Copeland International Risk Managed Dividend Growth Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Redemption requests mailed to the adviser will experience additional delays as the adviser will, once received, forward the original documents via regular mail to Gemini Fund Services.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-9-COPELAND (1-888-926-7352). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. Retirement accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

13

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV minus the CDSC and/or redemption fee, if any, following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). The Fund will charge a 1% redemption fee on redemptions within 30 days of purchase. See Redemption Fee for additional details.

Good Order: Your redemption request will be processed if it is in "good order."

To be in good order, the following conditions must be satisfied:

•         the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000 for regular accounts or $250 for retirement accounts, the Fund may notify you that, unless the account is brought up to at least $1,000 for regular accounts or $250 for retirement accounts within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the low balance minimums above due to a decline in NAV.

14

Redemption Fee

The Fund will deduct a 1% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund's balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions such as to pay shareholder fees; or
  Other types of redemptions as the adviser or the Fund may determine in special situations and approved by the Fund's or the adviser's Chief Compliance Officer, or designated representative.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and
  Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust’s Chief Compliance Officer (“CCO”) may in his sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions: issue a warning letter; suspend purchases and/or exchanges for 90 days; permanently block future purchases and/or exchanges; and/or close your account and any other accounts you have with the Trust.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may close the account of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Financial intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. If the Trust’s CCO suspects there is market timing activity in the account, the Trust’s CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust’s CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Fund’s efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail

15

such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Fund has entered into with the intermediaries to provide access to account level trading information.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. For shares acquired on or after January, 2012, the Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (the “IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting requirements apply to them.

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, but retirement proceeds that are paid out to the participant may be taxable. Individuals, trusts and estates with income above certain thresholds are subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.

The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called "wash sale" rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Distributions of “qualifying dividends” will generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consist of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by the Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit at proportionate amount of taxes against U.S. federal income tax liability as

16

a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This is known as “buying into a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s' net capital gains (the excess of net long-term capital gains over net short-term capital losses) and, for taxable years of the Fund beginning before January 1, 2015, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Fund. Since July 1, 2014, however, the Fund has been required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest earned by the Fund on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (FINRA). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Class A and Class C shares, pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund’s average daily net assets attributable to Class C shares. There is no distribution fee charged for Class I shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

17

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others, including the adviser, who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Shareholder Service Fees: The Fund has adopted a non-12b-1 Shareholder Service Plan ("Service Plan"), for Class I shares, pursuant to which the Fund pays brokers, financial intermediaries and others an annual fee for shareholder servicing expenses of 0.10% of the Fund's average daily net assets attributable to Class I shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

Fees paid under the Service Plan are for services provided and the expenses borne by entities who service shareholder accounts, including payments to entities who hold Fund shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to provide shareholder support or administrative services to the Fund and its Class I shareholders, including the adviser, overhead and telephone expenses, answering shareholder questions, processing transactions and providing such other shareholder services as the Trust may reasonably request.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees, shareholder service fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. Payments may also be made as an additional expense reimbursement by the Fund in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-9-COPELAND (1-888-926-7352) on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

18

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The table below reflects information for the Fund’s Class A, Class C and Class I shares. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s November 30, 2015 annual report, which is available upon request.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.28	$11.01	$10.00

Increase From Operations:
Net investment income (a)	(0.02)	0.06	0.04
Net gain(loss) from securities (both realized and unrealized)	(0.34)	0.22	0.97
Total from operations	(0.36)	0.28	1.01

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.92	$11.28	$11.01

Total Return (b)	(3.19)%	2.51%	10.10	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$13,169	$17,840	$8,116
Ratio of expenses to average net assets:
before reimbursement	2.04%	2.33%	7.74	% (c)
net of reimbursement	1.60%	1.60%	1.60	% (c)
Ratio of net investment income(loss) to average net assets	(0.21)%	0.48%	0.36	% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class A commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.

19

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.12	$10.95	$10.00

Increase From Operations:
Net investment loss (a)	(0.10)	(0.04)	(0.03)
Net gain(loss) from securities (both realized and unrealized)	(0.33)	0.22	0.98
Total from operations	(0.43)	0.18	0.95

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00

Net Asset Value, End of Period	$10.69	$11.12	$10.95

Total Return (b)	(3.87)%	1.61%	9.50	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,254	$5,706	$1,708
Ratio of expenses to average net assets:
before reimbursement	2.80%	3.08%	8.49	% (c)
net of reimbursement	2.35%	2.35%	2.35	% (c)
Ratio of net investment income(loss) to average net assets	(0.88)%	(0.27)%	(0.39	)% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class C commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.

20

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months	Year	Period
	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013 *

Net Asset Value, Beginning of Period	$11.30	$11.02	$10.00

Increase From Operations:
Net investment income (a)	0.01	0.06	0.06
Net gain(loss) from securities (both realized and unrealized)	(0.36)	0.23	0.96
Total from operations	(0.35)	0.29	1.02

Distributions to shareholders from:
Net realized gains	—	(0.01)	—
Total distributions	—	(0.01)	—

Redemption fees	0.00 (e)	0.00 (e)	0.00	(e)

Net Asset Value, End of Period	$10.95	$11.30	$11.02

Total Return (b)	(3.10)%	2.60%	10.20	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,902	$12,575	$847
Ratio of expenses to average net assets:
before reimbursement	1.89%	2.18%	17.85	% (c)
net of reimbursement	1.45%	1.45%	1.45	% (c)
Ratio of net investment income to average net assets	0.05%	0.63%	0.59	% (c)
Portfolio turnover rate	323%	211%	68	% (d)

*	Class I commenced operations on December 17, 2012.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c)	Annualized.
(d)	Not annualized.
(e)	Less than $0.01 per share.

21

PRIVACY notice
FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?		All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

22

Who we are
Who is providing this notice?	Copeland Trust
What we do
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪Copeland Trust does not jointly market.

23

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

Adviser	Copeland Capital Management, LLC Eight Tower Bridge 161 Washington Street, Suite 1325 Conshohocken, PA 19428	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103	Legal Counsel	Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996
Custodian	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated March 31, 2016 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-9-COPELAND (1-888-926-7352) or visit www.copelandfunds.com. You may also write to:

COPELAND INTERNATIONAL RISK MANAGED DIVIDEND GROWTH FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22483

Copeland International Risk Managed

Dividend Growth Fund

A Series of Copeland Trust

Class A Shares: IDVGX

ClASS C Shares: IDVCX

Class I Shares: IDVIX

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2016

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Class A, Class C and Class I Prospectus of the Copeland International Risk Managed Dividend Growth Fund (the "Fund") dated March 31, 2016. You can obtain copies of the Fund's Prospectus and the Annual Report for the fiscal year ended November 30, 2015 without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130, or by calling toll-free 1-888-9-COPELAND (1-888-926-7352). The Fund’s audited financial statements and financial highlights appearing in the 2015 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. You may also obtain a Prospectus by visiting www.CopelandFunds.com.

THE FUND	1
TYPES OF INVESTMENTS	2
CYBER SECURITY RISK	29
INVESTMENT RESTRICTIONS	29
DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT	33
CONTROL PERSONS AND PRINCIPAL HOLDERS	39
INVESTMENT ADVISER	40
DISTRIBUTION OF SHARES	43
PORTFOLIO MANAGERS	46
ALLOCATION OF PORTFOLIO BROKERAGE	48
PORTFOLIO TURNOVER	49
OTHER SERVICE PROVIDERS	49
DESCRIPTION OF SHARES	51
ANTI-MONEY LAUNDERING PROGRAM	51
PURCHASE, REDEMPTION AND PRICING OF SHARES	52
TAX STATUS	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57
LEGAL COUNSEL	57
FINANCIAL STATEMENTS	57
APPENDIX A	58

THE FUND

The Copeland International Risk Managed Dividend Growth Fund (the “Fund”) is a diversified series of Copeland Trust, a Delaware statutory trust organized on September 10, 2010 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). As of the date hereof, the Trust is offering shares of three series: the Fund, which is described herein, Copeland Risk Managed Dividend Growth Fund and Copeland International Small Cap Dividend Growth Fund.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers three share classes: Class A shares, Class C shares, and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees or shareholder servicing fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Copeland Capital Management, LLC (the "Adviser") is the Fund's investment adviser. The Fund's investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and

1

Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objectives of the Fund and a description of its principal investment strategies are set forth under "Fund Summary" in the Prospectus. The Fund's investment objectives are not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days’ notice of such a change.

Principal Investment Strategies

The following information describes securities in which the Fund may invest as part of its principal investment strategy and their related risks.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Foreign Securities

The Fund will invest in securities of foreign issuers. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the

2

payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Foreign Currency Transactions. The value in U.S. dollars of the Fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on its net asset value, the Fund may engage in foreign currency transactions in connection with its investments in foreign securities. The Fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of futures contracts or other derivatives. The Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency swap agreements and options. The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. The Fund will incur additional expenses to hedge its foreign currency exposure. The Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund underperform a similar unhedged portfolio when the

3

dollar is losing value against the local currencies in which the portfolio’s investments are denominated. Conversely, the Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the portfolio’s investments are denominated. Because forward currency contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will meet its financial obligations.

Emerging Markets Securities

The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Emerging markets include all markets that are not considered to be developed markets by the MSCI World Ex USA Index. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

4

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Non-Principal Investment Strategies

The following information describes securities in which the Fund may invest as part of its non-principal investment strategy and their related risks.

5

Derivatives

On a very limited basis, the Fund may invest in derivatives in order to hedge against market movements while liquidating certain position and buying other securities. For example, the Fund may buy put options on certain market indices while settlement is pending for individual securities which have been liquidated. It is the Adviser's strategy to maintain exposure to the markets through the use of puts until proceeds from liquidated holdings are received and can then be reinvested. The information below contains additional information about derivatives generally.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included

6

in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds of sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator. The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options On Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

7

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to

8

achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it will have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

9

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid

10

securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market has grown substantially in recent years and has become relatively liquid as compared to the markets of other similar instruments that are traded in the over-the-counter markets. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

11

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments in swaps and cost of doing business.

Certain Investment Techniques and Derivatives Risks. When the Adviser of the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds"). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

12

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's net assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

13

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

14

Exchange Traded Funds. Some ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Pursuant to orders issued by the SEC to certain ETFs, the Fund may invest in such ETFs in excess of the limits described above, provided that the Fund complies with certain conditions of the SEC orders and any other investment limitations.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although

15

preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

16

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

17

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be

18

traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds”, "non-investment grade bonds”, "below investment grade bonds”, and "junk bonds”. These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly

19

traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed

20

countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other

21

default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations which was available until December 2012.  The U.S. Treasury also initiated a temporary program to purchase residential mortgage-backed securities issued by FNMA and FHLMC, which also expired on December 31, 2009. The U.S. Treasury continues to hold a portfolio of mortgage-backed securities purchased through the facility. On June 16, 2010, the FHFA ordered FNMA’s and FHLMC’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in FNMA fell below the NYSE minimum average closing price of $1 for more than 30 days. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by FHFA in its

22

role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-related securities guaranteed by FHLMC and FNMA, including any such mortgage-related securities held by the Fund.

In a February 2011 report to Congress from the U.S. Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the U.S. Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly. Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned. Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States

23

Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

24

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

25

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of

26

fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

27

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund

28

will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will pledge collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be pledged as collateral to the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

CYBER SECURITY RISK

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary

29

borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets, measured at the portfolio’s rebalancing, in a particular industry or group of industries. This weight may then fluctuate with market price changes until a sector signal is received, upon which it may be rebalanced back to its target weight. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

8. Diversification. With respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, enterprises or instrumentalities or securities of other investment companies) and will not purchase more than 10% of any class of the outstanding voting securities of any issuer.

30

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not pledge more than one third of its assets at any one time.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. 80% Dividend Paying Securities Investment Policy. The Fund has adopted a policy that under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in securities that have increased their dividend for a minimum of three consecutive years. Shareholders of the Fund will be provided with at least 60 days prior written notice of any change in the Fund's policy.

6. Foreign Investment Policy. The Fund has adopted a policy that under normal market conditions, the Fund will invest in at least three different countries, and at least 40% of its assets outside of the U.S. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's policy.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

31

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Within thirty days after the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available on its website, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the month.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator and the Custodian and on an as needed basis to other third parties providing services to the Fund.  Additionally, the Fund has an ongoing arrangement with Morningstar, Inc. to release portfolio holdings information on a monthly basis, with a 15-day lag, for the purpose of reviewing the portfolio to allow for the development of ratings for the Fund and for purpose of compiling reports and preparing data for use by the Fund or its Adviser.  Furthermore, the Trust, on behalf of the Fund may choose to make portfolio holdings information available to other fund rating agencies and fund database service providers, such as Lipper or Bloomberg L.P., on an earlier and more frequent schedule and on a confidential basis.  The Adviser, the Administrator and the Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund.  The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator and the Custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or  special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from

32

receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship) or (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships).  The agreements with the Fund's Administrator and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund's portfolio holdings and includes a duty not to trade on the non-public information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of 5 individuals, 4 of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the governing documents of the Trust, the Board shall elect officers including a President, a Principal Executive Officer, a Secretary, a Treasurer, who is also the Principal Financial Officer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Trust is led by Thomas A. Leonard, who has served as the Chairman of the Board of Trustees of the Trust since the Trust's inception. Mr. Leonard also serves as the Chairman of the Audit Committee and is an Independent Trustee. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Additionally, the Trust's governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  The Audit Committee will not consider nominees recommended by shareholders, except as required under the 1940 Act and rules thereunder. The Trust believes that its independent Chairman, together with the Audit Committee is an effective and appropriate leadership structure given the nature of the Fund.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly

33

meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The Board and the Independent Trustees also have access to the Trust’s independent registered public accounting firm and independent legal counsel for consultation to assist them in performing their oversight responsibilities.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. Stephen M. Wynne has more than 30 years of experience in managing and delivering comprehensive services to the investment management industry including asset servicing, distribution support and investment analytics.  He served as CEO of two different financial services firms and currently serves on the Board of Trustees of FundVantage Trust and the Board of Trustees of Context Capital Funds, and formerly on the Board of Directors of the Brandywine Funds, each an investment company.  Mr. Wynne’s background with the investment management industry, his leadership skills as a financial executive, and his experience with four other investment company’s boards bring practical knowledge to Board discussions regarding the operations of the Fund and the Trust.

Mr. Bruce M. Aronow has more than 20 years of experience in the financial services industry, including serving as a partner at one of the largest accounting firms in the U.S. and as Managing Partner of an investment management firm with approximately $20 billion in assets under management. Mr. Aronow also served as the Chief Financial Officer of The Managers Funds. Mr. Aronow currently holds an inactive Certified Public Accountant designation. Mr. Aronow's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors.

Mr. Stephen J. Kneeley has more than 25 years of experience in the asset management industry, including experience as the CEO of four different investment management firms and a University's Investment Office and currently serves as the Chairman of the Board of Trustees of Context Capital Funds. Mr. Kneeley's background in investment management and his leadership skills as a CEO contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth.

Mr. Thomas A. Leonard has more than 35 years of experience in the financial services industry as a leader of the financial services practice of one of the largest accounting firms in the U.S. Mr. Leonard also holds a Certified Public Accountant designation. Mr. Leonard's background in the financial services industry and accounting is significantly helpful to the Board and the Audit Committee in carrying out their oversight responsibilities of the Adviser and working with the Fund's auditors. Mr. Leonard currently serves on the Board of Lincoln Financial Variable Trust.

Mr. Edward C. Rorer has more than 40 years of experience in the asset management industry, including serving as Founder and Chief Investment Officer at Rorer Asset Management, LLC and

34

as Chairman of the Adviser. Mr. Rorer's knowledge of the industry and the Adviser is helpful to the Board in understanding the Fund's operations and in carrying out its oversight responsibilities with respect to the Adviser.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and each Officer is c/o Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3

Trustee, Lincoln Variable Insurance Products Trust (85 Portfolios) and Lincoln Advisors Trust (6 Portfolios) (2013-Present)

Former Trustee, WT Mutual Fund (12 portfolios) (2008-2011)

Former Board member, Alpha 1 Capital Funds (Hedge Fund) (2 portfolios) (2011-2013)

Trinity Capital Partners (Advisor) (2009-2012)

Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC	3	None.
35

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
		(2005–2008).
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Context Asset Management LP (2014-2016); CEO of Spider Management, University of Richmond’s Investment Office (2012-2014); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	3	Chairman of the Board of Trustees, Context Capital Funds (since 2014)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3

Trustee, Context Capital Funds (since 2014)

Trustee, FundVantage Trust (32 portfolios) (2009-Present);

Director, The Brandywine Fund, Inc. (1 portfolio) and The Brandywine Blue Fund, Inc. (2 portfolios) (2011-2013)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
36

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Mark W. Giovanniello Year of Birth: 1974	Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Deputy Chief Compliance Officer and Partner, Copeland Capital Management, LLC (since 2016); Chief Compliance Officer and Partner Copeland Capital Management, LLC (2010–2016).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Chief Compliance Officer/Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016); Counsel, Vertex Inc. (2011-2012); Associate-Investment Management Practice Group, Morgan Lewis & Bockius LLP (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Gemini Fund Services, LLC.	N/A	N/A

* The term "Fund Complex" refers to the Copeland Trust.

** Mr. Rorer is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

Board Committees

Audit Committee. The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments

37

of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended November 30, 2015, the Audit Committee met 5 times.

Compensation

Effective January 1, 2016, each Trustee who is not affiliated with the Trust or Adviser will receive (i) a base annual retainer of $27,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board will receive an additional $11,000 per year. The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust for performing the duties of their offices. Effective March 28, 2016, the Adviser’s Chief Compliance Officer also serves as the Trust’s Chief Compliance Officer (“Trust CCO”). The Trust CCO’s compensation is reviewed and approved by the Trust’s Board of Trustees and paid by the Adviser. However, the Funds reimburse the Adviser for their allocable portion of the Trust CCO’s salary. As a result, the Trust CCO fee paid by the Funds is only a portion of the total compensation received by the Trust CCO.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended November 30, 2015. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex* Paid to Trustees
Stephen M. Wynne, Trustee	$5,770	$0	$0	$43,500
Bruce M. Aronow, Trustee	$5,770	$0	$0	$43,500
Stephen J. Kneeley, Trustee	$5,770	$0	$0	$43,500
Thomas A. Leonard, Chairman	$5,770	$0	$0	$53,500
Edward C. Rorer, Trustee	$0	$0	$0	$0

*The term "Fund Complex" refers to the Copeland Trust.

38

Trustee Ownership

As of December 31, 2015, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities in the Copeland International Risk Managed Dividend Growth Fund	Aggregate Dollar Range of Securities In Trust*
Stephen M. Wynne	$10,001-$50,000	$50,001-$100,000
Bruce M. Aronow	$0	$10,001-$50,000
Stephen J. Kneeley	$0	$50,001-$100,000
Thomas A. Leonard	$0	$50,001-$100,000
Edward C. Rorer	Over $100,000	Over $100,000

* Represents share ownership in the Fund, Copeland Risk Managed Dividend Growth Fund and Copeland International Small Cap Dividend Growth Fund

Trustee and Management Ownership

As of March 7, 2016, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of March 7, 2016, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Class	Percentage of Fund
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	C	11.02%
LPL Financial 4701 Executive Dr San Diego, CA 92121	C	81.01%
UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	A	9.06%
LPL Financial 4701 Executive Dr San Diego, CA 92121	A	39.25%
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	A	6.94%
39

UBS WM USA 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	I	48.23%
LPL Financial 4701 Executive Dr San Diego, CA 92121	I	39.99%

INVESTMENT ADVISER

Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428, serves as investment adviser to the Fund. The Adviser was established in 2005, and also advises individuals, pension and profit sharing plans, trusts, estates, charitable organizations, state or municipal government entities, corporations and other business entities, in addition to the Fund. The Management Committee controls the Adviser. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's securities and investments in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund and the Adviser. For the fiscal period from commencement of operations on December 17, 2012 to November 30, 2013, the Adviser earned fees of $24,185 and reimbursed the Fund $198,253 per the expense limitation agreement described below for a net loss of $174,068. For the fiscal year ended November 30, 2014, the Adviser earned fees of $260,073, and reimbursed the Fund $169,931 per the expense limitation agreement described below for a net advisory fee of $90,142. For the fiscal year ended November 30, 2015, the Adviser received fees of $382,724, and reimbursed the Fund $154,056 per the expense limitation agreement described below for a net advisory fee of $228,668.

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's

40

investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser (with the exception of the allocable portion of the Trust CCO’s salary paid by the Funds), and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 17, 2015.

Pursuant to the Management Agreement, the Adviser receives a fee at the annual rate of 1.10% of the Fund's average daily net assets, computed daily and payable monthly.

Expenses not expressly assumed by the Adviser under the Management Agreement or an expense limitation agreement described below are paid by the Fund.  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Trust CCO, legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Adviser has contractually agreed to defer fees and/or reimburse expenses to the extent necessary to maintain the Fund's total annual operating expenses (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) at 1.60%, 2.35% and 1.45% of the daily average net asset value of Class A, Class C, and Class I shares, respectively, through March 31, 2017. Each deferral or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment, and the repayment is approved by the Board of Trustees.

The Management Agreement will continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the

41

majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at 1-888-9-COPELAND (1-888-926-7352); and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-888-9-COPELAND and will be sent within three business days of receipt of a request.

42

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC (the "Distributor"), 17605 Wright Street, Omaha, NE 68130, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a written agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. The Distributor may enter into selling agreements with broker-dealers, financial intermediaries and others, including the Adviser, which solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund. The Distributor may also enter into shareholder service agreements with such entities that provide or arrange to provide shareholder support or administrative services to the Fund’s shareholders. For the period from commencement of operations on December 17, 2012 to November 30, 2013, the Distributor received fees of $ 33 for Class A shares and Class C shares. For the fiscal year ended November 30, 2014 the Distributor received fees of $539 for Class A and Class C shares. For the fiscal year ended November 30, 2015, the Distributor received fees of $5,208 for Class A and Class C shares. The Distributor does not receive compensation from the Fund for the distribution of the Fund’s Class I shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Underwriting Agreement. The Adviser may also pay an annual fee to the Distributor to the extent that the sales charges and 12b-1 plan payments for Class A shares and 12b-1 plan payments for Class C shares are insufficient to cover the Distributor’s annual fees.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended November 30, 2015:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
43

Copeland International Risk Managed Dividend Growth Fund	$3,781	$0	$0	$0

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule12b-1 Plan”.

Rule 12b-1 Plans

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act for its Class A shares (the "Class A Plan") and its Class C shares (the “Class C Plan”) collectively (the “Plans”).  The Fund has not adopted a Plan for its Class I shares. Each Plan permits the Fund to pay the Distributor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually under the Class A Plan is 0.25% of its average daily net assets.  The amount payable annually by the Class C Plan is 1.00% of the average daily net assets of Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee).

Under each Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to such Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating such Plan.

The Class C Plan also authorizes the payment of service fees to the Distributor, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets of Class C shares for personal services, and/or the maintenance of shareholder accounts. The Fund may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class C shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its Class C shareholders or (b) render shareholder support services not otherwise provided by the Fund’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

The Trustees expect that the Plans could significantly enhance the Fund's ability to expand

44

distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund would produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

Each Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in a Plan or any related agreement, by a vote cast in person.  Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plans or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

During the fiscal year ended November 30, 2015, the Fund paid $107,372 pursuant to the Plan for Class A and Class C shares, including $103,501 for compensation to broker-dealers and $3,871 paid for compensation to underwriters. For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Copeland International Risk Managed Dividend Growth Fund

Shares During the Fiscal Year Ended November 30, 2015

Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$5,208
Payment to dealers	$18,034
Compensation to sales personnel	None
Other	$80,259
Total	$103,501

Non-Rule 12b-1 Shareholder Service Plan

The Fund has adopted a non-Rule 12b-1 shareholder service plan (the “Shareholder Service Plan”) for its Class I shares.  The Shareholder Service Plan permits the Fund to pay for certain expenses related to shareholder support or administrative services for the Class I shareholders. The amount payable annually under the Shareholder Service Plan is 0.10% of the average daily net assets of the Class I shares.

Under the Shareholder Service Plan, the Trust may, directly or indirectly, engage in any activities related to the shareholder support or administrative services for the shareholders of the Class I shares of the Fund, including without limitation, payments to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class I shares for shareholders in omnibus accounts or as shareholders of record or provide or arrange to

45

provide shareholder support or administrative services to the Fund and its Class I shareholders or (b) render shareholder support services not otherwise provided by the Funds’ transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

During the fiscal year ended November 30, 2015, the Fund paid $10,118 in fees associated with the Shareholder Service Plan.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares, Class C shares or Class I shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Fund under the Plan for the Class A shares or Class C shares, or under the Shareholder Service Plan for the Class I shares, as applicable, all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries. In addition, the Fund may make additional payments to broker-dealers and other financial intermediaries for performing shareholder support services, including sub-transfer agency and sub-administrative services, either directly or as an additional expense reimbursement paid to the Adviser.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of November 30, 2015:

Total Other Accounts Managed

	Number of Accounts by Account Type	Total Assets By Account Type ($ million)	Number of Accounts by Account Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee ($ million)
Erik B. Granade
Registered Investment Company Accounts	1 (shared)	$35.2	0	$0
Pooled Investment Vehicle Accounts	1	$11.1	0	$0
46

Other Accounts	2 (shared)	$0.8	0	$0
Kenneth T. Lee
Registered Investment Company Accounts	1 (shared)	$35.2	0	$0
Pooled Investment Vehicle Accounts	0	$0	0	$0
Other Accounts	2 (shared)	$0.8	0	$0

The mutual fund portfolio management is shared between Erik Granade and Kenneth Lee.

Conflicts of Interest

The portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio manager's compensation is based upon their ownership share of the profits, if any, of the Adviser.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of November 30, 2015.

47

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Erik Granade	Over $100,000
Kenneth T. Lee	None.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take into consideration execution capability and available liquidity; timing and size of particular orders; commission rates; responsiveness; trading experience; reputation, and integrity and fairness in resolving disputes. "Best execution" means the best overall qualitative execution, not necessarily the lowest possible commission cost. The Adviser will obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will periodically evaluate the overall reasonableness of brokerage commissions paid on client transactions by reference to such data. The Adviser periodically reviews the past performance of the exchange members, brokers or dealers with whom it has been placing orders to execute Fund transactions in light of the factors discussed above.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. The aggregate amount of brokerage commissions paid by the Fund for the period from commencement of operations on December 17, 2012 to November 30, 2013 was $35,767. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended November 30, 2014 and November 30, 2015 were $192,218 and $321,528, respectively.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities

48

owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. For the fiscal year ended November 30, 2014 and November 30, 2015, the Fund’s portfolio turnover rate was 211% and 323%, respectively, of the average value of its portfolio. The portfolio turnover rate disclosed in the financial highlights for the fiscal year ended November 30, 2015 was higher than normally expected and in prior years, primarily as a result of more frequent sector signal changes during the year.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, ("GFS" or the "Administrator"), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to the Fund Services Agreement with the Trust, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved by the Board at a meeting held on November 15, 2010, and was most recently amended on November 17, 2015. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Fund Services Agreement is terminable by the Board or the Administrator on 90 days' written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes

49

of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal period from commencement of operations on December 17, 2012 to November 30, 2013 and for the fiscal years ended November 30, 2014 and November 30, 2015 the Fund paid administration fees in the amount of $7,145, $23,516 and $24,676, respectively.

Fund Accounting

The Administrator, pursuant to the Fund Services Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Fund Services Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays the Administrator for any out-of-pocket expenses. During the period December 17, 2012 (inception of the Fund) through November 30, 2013 and for the fiscal years ended November 30, 2014 and November 30, 2015, the Fund paid fund accounting service fees in the amount of $30,838, $33,473 and $35,120, respectively.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For transfer agency services rendered to the Fund under the Fund Services Agreement, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses. During the period December 17, 2012 (inception of the Fund) through November 30, 2013 and for the fiscal years ended November 30, 2014 and November 30, 2015, the Fund paid transfer agency service fees in the amount of $6,600, $21,702 and $15,254 respectively.

Custodian

The Northern Trust Company, located at 50 S. LaSalle Street, Chicago, IL 60603 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a Custody Agreement by

50

and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser.

Compliance Services

Until March 28, 2016, Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of GFS and the Distributor, provided a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund paid a compliance service fee to NLCS. For the fiscal period December 17, 2012 (inception of the Fund) through November 30, 2013 and for the fiscal years ended November 30, 2014 and November 30, 2015, the Fund paid compliance service fees in the amount of $2,575, $900 and $1,386, respectively.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or class. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Each class of shares of the Fund will vote separately on matters related to its Rule 12b-1 Plan and Shareholder Service Plan, as applicable.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's

51

Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current prospectus, and by filling out and submitting an application supplied by the Fund. Both may be obtained, without charge, by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling toll-free 1-888-9-COPELAND (1-888-926-7352). You may also obtain a Prospectus and an account application by visiting www.CopelandFunds.com. The ticker symbol for Class A shares of the Fund is IDVGX. The ticker symbol for Class C shares of the Fund is IDVCX. The ticker symbol for Class I shares of the Fund is IDVIX.

Pricing of Shares

The net asset value (“NAV”) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Pricing Committee of the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, along with other full and

52

partial days as announced/designated by the NYSE.

Fair value prices for foreign equity securities are provided by an independent fair value service in accordance with the fair value methods approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign securities may occur between the close of the foreign market and the time of determining the NAV and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet established criteria for the Fund, the Fund will price that security in accordance with its valuation and fair value procedures.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Whether a sales charge waiver is available for your account, including a retirement plan or charitable account, depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a)  when the NYSE is closed, other than customary weekend and holiday closings;

(b)  when trading on that exchange is restricted for any reason;

(c)  when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)  when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable contingent deferred sales charge or redemption fee. The proceeds received by the shareholder may be more or less than the

53

shareholder's cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Redemption Fee/Market Timing

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Policy; and
•	Assessing a redemption fee for short-term trading within 30 days of purchase.

The redemption fee is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Trust CCO may in his sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Policy and direct the Trust’s Transfer Agent or Administrator to take one or more of the following actions:  issue a warning letter; suspend purchases and/or exchanges for 90 days; permanently block future purchases and/or exchanges; and/or close your account and any other accounts you have with the Trust.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may close the account

54

of an investor who has violated these policies (and the investor's financial adviser) and also bar an investor from opening new accounts with the Fund.

Financial intermediaries maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the Fund upon request. If the Trust CCO suspects there is market timing activity in the account, the Trust CCO will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. At the request of the Trust CCO, the financial intermediary may take immediate action to stop any further short-term trading by such participants.

Despite the Fund’s efforts to detect and prevent abusive trading activity, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify all of those who may engage in abusive trading practices or limit their activities in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts traded through intermediaries, despite the arrangements the Fund has entered into with the intermediaries to provide access to account level trading information.

TAX STATUS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly-traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer

55

and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer); and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly-traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund's securities lending activities (if any), by a high portfolio turnover rate, or by investments in debt securities or foreign corporations.

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The tax principles applicable to transactions in financial instruments such as futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

56

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller and Baker LLP, located at 1818 Market St., Suite 2400, Philadelphia, PA 19103, serves as the Fund's independent accountants providing services including (1) audit of annual financial statements, (2) reviewing the Fund’s tax returns, and (3) assistance in connection with SEC filings.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto for the fiscal year ended November 30, 2015 (the “Annual Report”) which have been audited by Tait, Weller & Baker LLP, whose report thereon also appears in the Annual Report are incorporated by reference into this SAI. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The Trust will provide the Annual Report and Semi-Annual Report without charge at written or telephone request.

57

APPENDIX A

PROXY VOTING GUIDELINES

Copeland Capital Management's Proxy Voting Policies and Procedures

Rule 206(4)-6

Pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, it is a fraudulent, deceptive, or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise proxy-voting authority with respect to client securities unless:

(a)	The adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that where the adviser is required to vote proxies, they do so in the best interest of clients. The policies should address how the adviser will address any material conflicts of interest that may arise between the adviser and its clients;
(b)	The adviser discloses to clients how they may obtain the information on how the adviser voted their proxies; and
(c)	The adviser has disclosed its proxy voting policies and procedures to clients and, upon request, has furnished a copy to clients.

Note: The rule applies to all SEC registered investment advisers who exercise proxy voting authority with respect to client securities.

Proxy Voting Authority

Advisory Accounts

Copeland’s investment advisory agreements and Form ADV Part II (disclosure document) shall state whether or not Copeland has been given the authority to vote proxies solicited by, or with respect to, the issuers of securities in its clients’ accounts. However, Copeland will not vote proxies for the following types of securities:

♦	Unsupervised securities (e.g., securities unmanaged by adviser in client’s account that, for instance, arrived with the account and client wishes to retain, but are not held in our model);
♦	Securities in transition (e.g., securities held in an account that are in the process of being sold so the account can be aligned with the model portfolio);
♦	Model securities that have been sold. These represent securities that are no longer in the model come the time of the proxy vote; or
♦	Voting for foreign securities in countries that require “shareblocking.”
58

Sub-Advisory Accounts

Copeland will handle proxy voting consistent with the proxy voting authority stated in the Sub-Advisory Master Agreement between Copeland and the Sponsor/Advisor or in the Sponsor’s client agreement.

Taft Hartley / Union Advisory Accounts

For these selected accounts, Copeland will vote proxies according to the interests recommended by the AFL-CIO Proxy Voting Guidelines.

In all cases, clients may expressly retain the right to vote proxies or take any action relating to specified securities held in their account provided they provide timely, prior written notice to Copeland, releasing Copeland from any liability or responsibility with respect to the voting of proxies.

Proxy Voting Policy

The Chief Operating Officer (COO) shall be responsible for serving as or appointing an officer of Copeland to serve as the “Chief Proxy Voting Officer” (CPVO). The Investment Policy Committee shall be responsible for general oversight of the Proxy Voting Policy. It shall be the responsibility of the CPVO to review all proxies solicited on behalf of Copeland’s clients, to analyze the questions and propositions being proposed, to make a determination, in consultation with the Investment Policy Committee, how each proposal might affect and impact the financial and economic interests of Copeland’s clients, and to execute the vote which is deemed to represent the most favorable short and long term economic interests of Copeland’s clients.

The CPVO and the Investment Policy Committee shall give close attention to proposals affecting the value or future value of Copeland’s clients’ investments. The CPVO together with the Investment Policy Committee shall be responsible for reviewing all Proxy statements to determine which proposals might be controversial, which proposals are deemed to be in the best interests of Copeland’s clients, and which are not in the best interests of Copeland’s clients. The Investment Policy Committee, in consultation with the CPVO, shall make a determination regarding the proper action to take (vote “in favor” or “against”).

Where requested, the CPVO will research the corporate governance issues and corporate actions to make proxy vote recommendations to the Investment Policy Committee and will handle the administrative functions associated with the voting of client proxies. Copeland’s Investment Policy Committee retains the ultimate authority on deciding how to vote. As a general matter, Copeland will vote in favor of proxy proposals that enhance the independence of board membership, improve management accountability and corporate governance, further align management interests with shareholder interests and increase transparency. Furthermore, Copeland will support management initiatives and shareholder resolutions that are socially responsible and reduce a company’s negative impact on the environment. Copeland will also generally oppose an executive compensation proposal if the Investment Policy Committee believes the compensation does not reflect the economic and social circumstances of the company (i.e., at times of layoff, wage freezes, etc.).

59

Copeland maintains proxy vote records and proxy materials, including the proxy voting ballot issues and votes cast. Copeland will also maintain various proxy voting reports, including reports that indicate the number of shares and votes taken for all applicable proxy votes cast.

Copeland may decide to outsource this function to a third party proxy voting service. While it will allow the third party proxy voting service to recommend votes, Copeland may override some responses utilizing the voting policies stated above.

Conflicts of Interest

Copeland is committed to the highest standards of business conduct. In order for Copeland to identify potential or actual conflicts of interest, it is Copeland’s policy that Employees must immediately contact Compliance if they believe that a certain outside activity raises or appears to raise a conflict of interest in connection with the proxy voting activities of Copeland. It is every Employee’s duty to notify Compliance of any conflicting relationships as they arise.

In any instance where a conflict of interest arises, Copeland will vote in accordance with the best interests of its clients and to promptly disclose the conflict, the details of the proxy vote, and how the issue was voted to all clients in writing.

Disclosure

Rule 206(4)-6 requires advisors with proxy voting authority to make the following disclosures to clients:

1.	Whether the investment adviser votes proxies for clients;
2.	The proxy voting policies, practices, and procedures of the investment adviser;
3.	Whether a client can direct a vote in a proxy solicitation;
4.	How clients can obtain information on the voting of their proxies; and
5.	A clear and prominent disclosure that a copy of proxy policies is available upon request.

Record Keeping

Rule 204-2(c) (2) of the Advisers Act requires investment advisers to keep and retain the following books and records:

1.	Proxy voting policies and procedures (Maintained by Copeland and/or outsourced provider);
2.	A copy of each proxy statement that Copeland receives regarding client securities (Copeland retains a copy of each proxy statement that it receives regarding client securities or Copeland may obtain a copy of a proxy statement from the SEC’s EDGAR system);
3.	A record of each vote cast by Copeland or outsourced provider on behalf of a client;
60

4.	A copy of any document created by Copeland that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for any such decision (Maintained by Copeland, as needed); and
5.	A copy of each written client request for information on how Copeland voted proxies on behalf of the client, and a copy of any written response by Copeland to any (written or oral) client request for information (Maintained by Copeland).

Potential Conflicts of Interest

All Directors, Officers, and Employees of Copeland are responsible for notifying Compliance of the following:

a.	Any personal or business relationships with any executive director or officer of a company whose securities are (or may be) recommended to the Firm’s clients;
b.	If he or she (or spouse / close relative) currently or formerly serves as a director or executive of any company; and
c.	If he/she (or spouse/close relative) holds more than 2% financial interest in any company.

Proxy Voting for Funds for which Copeland Acts as Investment Adviser

Copeland will comply with the rules established by the SEC pursuant to the Investment Company Act of 1940, and all fund guidelines set forth in the compliance manual of the fund in handling proxy voting for any funds for which Copeland acts as investment adviser. Generally, the responsibility for overseeing proxy voting policies and decisions lies with the Board of Directors for each fund, but may delegate this responsibility to Copeland as the most knowledgeable party to make proxy decisions. In exercising proxy voting rights with regard to companies in any fund’s portfolio, Copeland’s goals are to maximize the value of the fund’s investments, promote accountability of a company’s management and board of directors to its shareholders, to align the interests of management and shareholders, and to increase the transparency of a company’s business and operations.

Generally, the following policies will apply to shares owned by a fund for which Copeland acts as investment adviser. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940 provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. Therefore, Copeland must comply with the following voting restrictions unless it is determined that the fund is not relying on Section 12(d)(1)(F): when the fund exercises voting rights by proxy or otherwise with respect to any investment company owned

61

by the fund, the fund will either (i) seek instruction from the fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or (ii) vote the shares held by the fund in the same proportion as the vote of all other holders of such security.

Conflicts of Interest Between Copeland and the Fund

In any situation where Copeland is asked to cast a proxy vote that may present a conflict between a fund’s shareholders and those of Copeland, Copeland will abstain from voting and will forward all proxy voting materials to the Board of Trustees of the fund for a voting decision. Copeland shall make a written recommendation of the voting decision to the Board of Trustees, including an explanation of the conflict of interest, the reasons for its recommendation, and an explanation of why the recommendation is consistent with Copeland’s proxy voting policies.

Record Keeping

Copeland will maintain the following records for each fund for whom it acts as investment adviser:

1.	Proxy voting policies and procedures;
2.	A copy of each proxy statement;
3.	A record of each vote cast by Copeland;
4.	A copy of any document created by Copeland that was material to making a decision on how to vote proxies on behalf of the fund; and
5.	Copies of all Form N-PX filed on behalf of the fund.

Form N-PX / Annual Report of Proxy Voting Record

Copeland will work with the fund administrator to file the Form N-PX (and any other required filings and reports) with the SEC regarding the fund’s proxy voting record.

62

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a)	Agreement and Declaration of Trust. Registrant's Agreement and Declaration of Trust is incorporated by reference to Registrant’s Registration Statement filed October 7, 2010.

(i)	Amended Schedule A to Agreement and Declaration of Trust is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to its Registration Statement filed on December 31, 2012.

(b) By-Laws. Registrant's By-Laws are incorporated by reference to Registrant’s Registration Statement filed October 7, 2010.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)	Management Agreement is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.

(a)	Amended Exhibit A to Management Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012.
(b)	Amended Exhibit A to Management Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(ii)	Amended Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012.

(a)	Amended Expense Limitation Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(e) Underwriting Contracts. Underwriting Agreement with Northern Lights Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to its Registration Statement filed on December 31, 2012.

(i) Underwriting Agreement with Northern Lights Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 to its Registration Statement filed on March 24, 2014.

(ii) Underwriting Agreement with Northern Lights Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(h) Other Material Contracts. Fund Services Agreement with Gemini Fund Services, LLC is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.

(i) Amended Appendix IV to the Fund Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012. Second Amendment to the Fund Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 to its Registration Statement filed on March 24, 2014. Third Amendment to the Fund Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to its Registration Statement filed on March 30, 2015. Fourth Amendment to the Fund Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(ii) Class I Non-12b-1 Shareholder Service Plan and Form of Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012. Amendment to the Class I Non-12b-1 Shareholder Service Plan and Form of Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(i) Legal Opinion.

(i) Legal Opinion of Drinker Biddle & Reath LLP is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(ii)	Consent of Drinker Biddle & Reath LLP. Filed herewith.

(j) Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.

(i)	Subscription Agreement between the Trust and the Initial Investor in the Copeland Risk Managed Dividend Growth Fund is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.
(ii)	Form of Purchase Agreement between the Trust and the Initial Shareholder in the Copeland International Risk Managed Dividend Growth Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012.

(m) Rule 12b-1 Plans.

(i) Amended Class A Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015. (ii) Amended Class C Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to its Registration Statement filed on December 7, 2012.

(n) Amended Rule 18f-3 Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to its Registration Statement filed on December 14, 2015.

(o) Reserved.

(p) Code of Ethics.

(i) Code of Ethics for Copeland Trust is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.

(ii) Code of Ethics for Copeland Capital Management, LLC is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.

(iii) Code of Ethics for principal underwriter is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on December 20, 2010.

(q) Powers of Attorney.

(i) Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, are incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on November 30, 2012.

(ii) Power of Attorney for the Trust, and a certificate with respect thereto, for Steven J. Adams is are incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on January 28, 2016.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Copeland Capital Management, LLC, Eight Tower Bridge, 161 Washington Street, Suite 1325, Conshohocken, PA 19428 is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-68586.

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), the principal underwriter to the Copeland Trust also acts as principal underwriter for the following: AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hay Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Private Equity Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130.  NLD is an affiliate of Gemini Fund Services, LLC and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. To the best of Registrant’s knowledge, the following are the officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, Chief Executive Officer, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, the Transfer Agent and Custodian. The address of the Transfer Agent is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The address of the Custodian is 38 Fountain Square Plaza, MD 1090CD, Cincinnati, OH 45263.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 24 to the Registrant’s Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, State of Pennsylvania, on the 28th day of March, 2016.

Copeland Trust

By: /s/ Barbara Grosso

Barbara Grosso

Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the 28th day of March, 2015.

Stephen M. Wynne*, Trustee

Bruce M. Aronow*, Trustee

Stephen J. Kneeley*, Trustee

Thomas A. Leonard*, Trustee

Edward C. Rorer*, Trustee

Eric C. Brown*, President

Mark W. Giovanniello*, Principal Executive Officer

Steven J. Adams*, Vice-President, Treasurer and Principal Financial Officer

*By: /s/ Barbara Grosso

Barbara Grosso

Attorney-in-Fact

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
28(i)(ii)	Consent of Counsel
28(j)	Consent of Independent Registered Public Accounting Firm